EXHIBIT 10.1



           FIRST AMENDMENT TO CREDIT AGREEMENT AND US PLEDGE AGREEMENT
           -----------------------------------------------------------

     FIRST AMENDMENT TO CREDIT AGREEMENT AND US PLEDGE AGREEMENT (this "Amendment"), dated as of December 19, 2005, among SILGAN HOLDINGS INC., a Delaware corporation ("Silgan"), SILGAN CONTAINERS CORPORATION, a Delaware corporation ("Containers"), SILGAN PLASTICS CORPORATION, a Delaware corporation ("Plastics"), SILGAN CONTAINERS MANUFACTURING CORPORATION, a Delaware corporation ("Manufacturing"), SILGAN CAN COMPANY, a Delaware corporation ("CanCo"), SILGAN PLASTICS CANADA INC., an Ontario corporation ("Silgan Plastics Canada"), 827599 ONTARIO INC., an Ontario corporation ("Canadian Holdco" and, together with Silgan, Containers, Plastics, Manufacturing, CanCo and Silgan Plastics Canada, the "Borrowers," and each individually, a "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (each a "Lender" and, collectively, the "Lenders"), and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the "Administrative Agent"), and acknowledged and agreed to by each of the other Credit Parties. Unless otherwise defined herein (including those capitalized terms defined in Section 76 of this Amendment), all capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as therein defined.


                              W I T N E S S E T H :
                              - - - - - - - - - -


     WHEREAS, the Borrowers (other than Canadian Holdco and Silgan Plastics Canada), the Lenders, the Administrative Agent, the Co-Syndication Agents and the Co-Documentation Agents have entered into a Credit Agreement, dated as of June 30, 2005 (the "Credit Agreement");

     WHEREAS, Silgan, certain Subsidiaries of Silgan and the Collateral Agent have entered into a US Pledge Agreement, dated as of June 30, 2005 (the "US Pledge Agreement");

     WHEREAS, (i) Silgan and Silgan Plastics Canada have requested, and the Lenders have agreed, that Silgan Plastics Canada may become an Incremental Term Loan Borrower under the Credit Agreement on the terms and conditions set forth in the Credit Agreement (after giving effect to this Amendment) and in the applicable Incremental Term Loan Commitment Agreement to be executed by Silgan, Silgan Plastics Canada, the Incremental Term Loan Lenders party thereto and the Administrative Agent and (ii) Silgan, Canadian Holdco and Silgan Plastics Canada have requested, and the Lenders have agreed, that each of Canadian Holdco and Silgan Plastics Canada may become a Canadian Revolving Borrower under the Credit Agreement on the terms and conditions set forth in the Credit Agreement (after giving effect to this Amendment); and

     WHEREAS, subject to the terms and conditions set forth herein, the parties hereto wish to amend certain provisions of the Credit Agreement and the US Pledge Agreement as provided herein;

     NOW, THEREFORE, it is agreed;

A. Amendments to the Credit Agreement
   ----------------------------------

     1. Section 1.01(c) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

          "In addition to the foregoing, in the case of Canadian Incremental Term Loans, such Incremental Term Loans (x) shall be denominated solely in Canadian Dollars, and (y) shall, at the option of the Canadian Incremental Term Loan Borrower, be incurred and maintained as, and/or converted into, Canadian Prime Rate Loans or B/A Discount Rate Loans, provided that all Canadian Incremental Term Loans made as part of the same Borrowing shall, unless otherwise specifically provided herein, be of the same Type."

     2. Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new clause (g) at the end thereof:

          "(g) Subject to and upon the terms and conditions set forth herein, each Canadian Revolving Lender severally agrees, at any time and from time to time on and after the First Amendment Effective Date and prior to the Canadian Revolving Loan Maturity Date, to make a revolving loan or revolving loans (each a
     "Canadian Revolving Loan" and, collectively, the "Canadian Revolving Loans") to each Canadian Revolving Borrower, which Canadian Revolving Loans:

               (i) shall be made and maintained in Canadian Dollars;

               (ii) except as hereafter provided, shall, at the option
          of the applicable Canadian Revolving Borrower, be incurred and maintained as, and/or converted into, one or more Borrowings of (x) Canadian Prime Rate Loans or (y) (i) in the case of a B/A Lender, the creation of Bankers' Acceptances on the terms and conditions provided for herein and in Schedule XI or (ii) in a case of a Non-B/A Lender, the creation and purchase of completed Drafts and the exchange of such Drafts for B/A Discount Notes, in each case on the terms and conditions provided for herein and in
          Schedule XI;

               (iii) may be repaid and reborrowed in accordance with the provisions hereof;

               (iv) shall not be made (and shall not be required to be
          made) by any Canadian Revolving Lender in any instance where the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to simultaneously repay any Canadian Revolving Loans theretofore outstanding) would cause the Individual Canadian RL Exposure of such Canadian Revolving Lender to exceed the Canadian



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


          Revolving   Loan   Commitment  of  such  Canadian  Revolving
          Lender at such time; and

               (v) shall not be made (and shall not be  required to be
          made) by any Canadian Revolving Lender in any instance where the incurrence thereof (after giving effect to the use of the proceeds thereof on the date of the incurrence thereof to simultaneously repay any Canadian Revolving Loans theretofore outstanding) would cause the Aggregate Canadian RL Exposure to exceed the Total Canadian Revolving Loan Commitment at such time."

     3. Section 1.02 of the Credit Agreement is hereby amended by (i) inserting "(x)" immediately after the text "more than" appearing in the second sentence thereof and (ii) inserting the text "and B/A Discount Rate Loans" immediately following the text "Euro Rate Loans" appearing in the second sentence thereof and (iii) inserting the following new clause (y) at the end thereof:

         "and (y) five different maturity dates in the aggregate for all outstanding Bankers' Acceptance Loans".

     4. Section 1.03(a) of the Credit Agreement is hereby restated in its entirety as follows:

          "1.03 Notice of Borrowing. (a) Whenever (v) a Borrower desires to incur Dollar Loans hereunder (excluding (I) Swingline Loans and (II) Revolving Loans incurred pursuant to a Mandatory Borrowing), such Borrower shall give the Administrative Agent at the applicable Notice Office at least one Business Day's prior notice of each Base Rate Loan, and at least three Business Days' prior notice of each Eurodollar Loan (or, in the case of a Eurodollar Loan with an Interest Period of other than a one, two, three or six-month period, at least five Business Days' prior notice of each such Eurodollar Loan), to be incurred hereunder,
     (w) the Canadian Incremental Term Loan Borrower desires to incur Canadian Incremental Term Loans hereunder, the Canadian Incremental Term Loan Borrower shall give the Administrative Agent at the applicable Notice Office at least one Business Day's prior notice of each Canadian Incremental Term Loan (or, in the case of a B/A Discount Rate Loan with an Interest Period of other than a one, two, three or six-month period, at least five Business Days' prior notice of each such B/A Discount Rate Loan), to be incurred hereunder, (x) an Incremental Term Loan Borrower (other than the Canadian Incremental Term Loan Borrower) desires to incur Alternate Currency Incremental Term Loans hereunder (other than Canadian Incremental Term Loans), such Incremental Term Loan Borrower shall give the Administrative Agent at the applicable Notice Office at least three Business Days' (or, in the case of an Alternate Currency Incremental Term Loan with an Interest Period of other than a one, two, three or six-month period, at least five Business Days') prior notice of each such Alternate Currency Incremental Term Loan to be incurred hereunder, (y) a Revolving Borrower desires to incur Primary Alternate Currency Revolving Loans hereunder, such


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


     Revolving Borrower shall give the Administrative Agent at the applicable Notice Office at least three Business Days' (or, in the case of a Primary Alternate Currency Revolving Loan with an Interest Period of other than a one, two, three or six-month period, at least five Business Days') prior notice of each such Primary Alternate Currency Revolving Loan to be incurred hereunder, provided that (in each case) any such notice shall be deemed to have been given on a certain day only if given before 1:00 P.M. (Local Time) on such day and (z) a Canadian Revolving Borrower desires to incur Canadian Prime Rate Loans or Bankers' Acceptance Loans hereunder (excluding Canadian Prime Rate Loans to the extent resulting from automatic conversions of Bankers' Acceptance Loans as provided in Schedule XI), such Canadian Revolving Borrower shall give the Administrative Agent at the applicable Notice Office at least one Business Day's prior notice of each Canadian Prime Rate Loan, and at least three Business Days' prior notice of each Bankers' Acceptance Loan (or, in the case of a Bankers' Acceptance Loan with a term in excess of 180 days, at least five Business Days' prior notice of each such Bankers' Acceptance Loan). Each such notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.10, shall be irrevocable and shall be given by the respective Borrower in writing, or by telephone promptly confirmed in writing, in the form of Exhibit A-1, appropriately completed to specify (i) the name of such Borrower, (ii) the aggregate principal amount or Face Amount, as the case may be, of the Loans to be made pursuant to such Borrowing (stated in Dollars or, in the case of Alternate Currency Loans, in the relevant Alternate Currency), (iii) the date of such Borrowing (which shall be a Business Day), (iv) in the case of Incremental Term Loans and Revolving Loans, the Applicable Currency, (v) whether the Loans being made pursuant to such Borrowing shall constitute A Term Loans, B Term Loans, Incremental Term Loans or Revolving Loans,
     (vi) (x) in the case of Dollar Loans, whether such Dollar Loans being made pursuant to such Borrowing are to be initially maintained as Base Rate Loans or, to the extent permitted hereunder, Eurodollar Loans, and (y) in the case of Canadian Incremental Term Loans, whether such Canadian Incremental Term Loans being made pursuant to such Borrowing are to be initially maintained as Canadian Prime Rate Loans or, to the extent permitted hereunder, B/A Discount Rate Loans, (vii) in the case of all Euro Rate Loans and B/A Discount Rate Loans, the initial Interest Period to be applicable thereto, and (viii) in the case of Canadian Revolving Loans, whether the respective Borrowing shall consist of Canadian Prime Rate Loans or, to the extent permitted hereunder, Bankers' Acceptance Loans and, if Bankers' Acceptance Loans, the term thereof (which shall comply with the requirements of Schedule XI). The Administrative Agent shall promptly give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing."

     5. Section 1.04 of the Credit Agreement is hereby amended by inserting the text "; provided, however, that, in no event shall the Administrative Agent make available to the Canadian Incremental Term Loan Borrower any portion of any Canadian Incremental Term Loan


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

until such corresponding amount is in fact received by the Administrative Agent from a Canadian Incremental Term Loan Lender" at the end of the third sentence appearing in said Section.

     6. Section 1.05(a) of the Credit Agreement is hereby amended by deleting the text "and" appearing at the end of clause (iv) of said Section and inserting the text "and (vi) if Canadian Revolving Loans, by promissory notes duly executed and delivered by each Canadian Revolving Borrower substantially in the form of Exhibit B-6 (each a "Canadian Revolving Note" and, collectively, the "Canadian Revolving Notes")," immediately after the text "the "Swingline Notes")," appearing at the end of clause (v) of said Section.

     7. Section 1.05(d) of the Credit Agreement is hereby amended by inserting the text ", Canadian Prime Rate Loans, B/A Discount Rate Loans" immediately after the text "Base Rate Loans" appearing in clause (iv) thereof.

     8. Section 1.05 of the Credit Agreement is hereby further amended by inserting the following new clause (i) at the end thereof:

          "(i) The Canadian Revolving Note issued by each Canadian Revolving Borrower to each Canadian Revolving Lender shall (i) be payable to such Canadian Revolving Lender or its registered assigns and be dated the First Amendment Effective Date (or, if issued after the First Amendment Effective Date, be dated the date of issuance thereof), (ii) be in a stated principal amount (expressed in Canadian Dollars) equal to the Canadian Revolving Loan Commitment of such Canadian Revolving Lender (or, if issued after the termination thereof, be in a stated principal amount (expressed in Canadian Dollars) equal to the outstanding Canadian Revolving Loans of such Canadian Revolving Lender at such time) and be payable in the outstanding principal amount of the Canadian Revolving Loans to such Canadian Revolving Borrower evidenced thereby, (iii) mature on the Canadian Revolving Loan Maturity Date, (iv) with respect to each Canadian Revolving Loan evidenced thereby, be payable in Canadian Dollars, provided that the obligations evidenced by each Canadian Revolving Loan evidenced thereby shall be subject to conversion into Dollar Loans as provided in (and in the circumstances contemplated by)
     Section 1.16, (v) bear interest as provided in the appropriate clause of Section 1.08, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02, and (vii) be entitled to the benefits of this Agreement and the other Credit Documents."

     9. Section 1.06 of the Credit Agreement is hereby restated in its entirety as follows:

          "1.06 Conversions. Each Borrower shall have the option to convert, on any Business Day occurring on or after the Initial Borrowing Date, all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of Dollar Loans or Canadian Incremental Term Loans, as the case may be, made to such Borrower pursuant to one or more Borrowings (so long as of the same Tranche) of one or more Types of Dollar Loans or Types of Canadian

     Incremental Term Loans, as the case may be, into a Borrowing (of the same Tranche) of another Type of Dollar Loan or Canadian Incremental Term Loan, as the case may be, provided that (i) except as otherwise provided in Section 1.10(b), (x) Eurodollar Loans may be converted into Base Rate Loans and (y) B/A Discount Rate Loans may be converted into Canadian Prime Rate Loans, in each case, only on the last day of an Interest Period applicable to the Loans being converted and no such partial conversion of Eurodollar Loans or B/A Discount Rate Loans, as the case may be, shall reduce the outstanding principal amount of such Eurodollar Loans or B/A Discount Rate Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount applicable thereto, (ii) unless the Required Lenders otherwise agree, (x) Base Rate Loans may only be converted into Eurodollar Loans and
     (y) Canadian Prime Rate Loans may only be converted into B/A Discount Rate Loans, in each case, if no Specified Default or Event of Default is in existence on the date of the conversion,
     (iii) no conversion pursuant to this Section 1.06 shall result in a greater number of Borrowings of Euro Rate Loans and B/A Discount Rate Loans than is permitted under Section 1.02 and (iv) Swingline Loans may not be converted pursuant to this Section
     1.06. Each conversion pursuant to this Section 1.06 shall be effected by the respective Borrower by giving the Administrative Agent at the applicable Notice Office prior to 1:00 P.M. (Local
     Time) at least three Business Days' (or, in the case of an Interest Period other than a one, two, three or six-month period, at least five Business Days') prior notice (each a "Notice of Conversion/Continuation") in the form of Exhibit A-2, appropriately completed to specify the Dollar Loans or Canadian Incremental Term Loans to be so converted, the Borrowing(s) pursuant to which such Dollar Loans or Canadian Incremental Term Loans were made and, if to be converted into Eurodollar Loans (in the case of Dollar Loans) or B/A Discount Rate Loans (in the case of Canadian Incremental Term Loans), the Interest Period to be initially applicable thereto. The Administrative Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Dollar Loans and/or Canadian Incremental Loans. For the avoidance of doubt, it is understood that any conversion of one Type of Canadian Incremental Term Loan into another Type of Canadian Incremental Term Loan shall not constitute a repayment of any Canadian Incremental Term Loan being so converted. Canadian Revolving Loans may be converted and/or continued as and to the extent provided in Section 1.17 and Schedule XI."

     10. Section 1.07 of the Credit Agreement is hereby amended by (i) inserting the text ", Canadian Revolving Loans" immediately after the text "under a given Tranche" appearing in the first sentence thereof and (ii) inserting the text ", Canadian Revolving Loan Commitments" immediately after the text "for such Tranche" appearing in the first sentence thereof.

     11. Section 1.08 of the Credit Agreement is hereby amended by restating clauses (a), (b), (c) and (d) of such Section in their entirety as follows:

          "(a) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan and Canadian Prime Rate Loan (including with respect to any (x) Euro Rate Loan converted into a Base Rate


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

     Loan  pursuant  to  Section  1.16,  (y) B/A  Discount  Rate  Loan converted into a Canadian Prime Rate Loan pursuant to Section 1.16, or (z) Bankers' Acceptance Loan converted into a Canadian Prime Rate Loan pursuant to Schedule XI) made to such Borrower hereunder from the date of Borrowing thereof (or, in the circumstances described in the immediately preceding parenthetical, from the date of conversion of the respective Euro Rate Loan into a Base Rate Loan or the respective B/A Discount Rate Loan or Bankers' Acceptance Loan into a Canadian Prime Rate Loan, as the case may be) until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) the conversion of such Base Rate Loan to a Eurodollar Loan, such Canadian Prime Rate Loan to a B/A Discount Rate Loan or such Bankers' Acceptance Loan to a Canadian Prime Rate Loan, as the case may be, pursuant to Section 1.06 or Schedule XI, as the case may be, (which conversion shall, in the case of a conversion contemplated by Schedule XI, be deemed to occur on the date upon which a maturing Bankers' Acceptance or B/A Discount Note is converted into a Canadian Prime Rate Loan pursuant to Schedule XI, with the proceeds thereof to be equal to the full Face Amount of such maturing Bankers' Acceptance or B/A Discount Note), at a rate per annum which shall be equal to (x) in the case of Dollar Loans, the sum of the Applicable Margin plus the Base Rate and
     (y) in the case of Canadian Prime Rate Loans, the sum of the Applicable Margin plus the Canadian Prime Rate, in each case, as in effect from time to time.

          (b) Each Borrower agrees to pay interest in respect of the unpaid principal amount of each Euro Rate Loan and B/A Discount Rate Loan made to such Borrower from the date of Borrowing thereof until the earlier of (i) the maturity thereof (whether by acceleration or otherwise) and (ii) (A) in the case of Dollar Loans, the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.06, 1.09 or 1.10 as applicable, (B) in the case of Canadian Incremental Term Loans, the conversion of such B/A Discount Rate Loan to a Canadian Prime Rate Loan pursuant to
     Section 1.06, 1.09 or 1.10, as applicable, and/or (C) in the case of an Alternate Currency Loan (including a Canadian Incremental Term Loan), the conversion of such Alternate Currency Loan to a Base Rate Loan pursuant to Section 1.16, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin as in effect from time to time during such Interest Period plus, in the case of Euro Rate Loans, the applicable Euro Rate for such Interest Period plus (except in the case of Eurodollar Loans) the Associated Costs Rate, if any, and in the case of B/A Discount Rate Loans, the applicable B/A Discount Rate for such Interest Period.

          (c) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder or under any other Credit Document shall, in each case, bear interest at a rate per annum (i) in the case of overdue principal of, and interest or other overdue amounts owing with respect to, Alternate Currency Loans (other than Canadian Incremental Term Loans) under a given Tranche, equal to 2% in excess of the rate otherwise applicable to such Tranche of Alternate Currency Loans from time to


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

     time, (ii) in the case of overdue principal of, and interest on, Dollar Loans, equal to the greater of (x) the rate which is 2% in excess of the rate otherwise applicable to Base Rate Loans maintained pursuant to the respective Tranche from time to time and (y) the rate which is 2% in excess of the rate then borne by such Dollar Loans, (iii) in the case of overdue principal of, and interest on, Canadian Incremental Term Loans and Canadian Revolving Loans, equal to the greater of (x) the rate which is 2% in excess of the rate otherwise applicable to Canadian Prime Rate Loans from time to time and (y) the rate which is 2% in excess of the rate then borne by such Canadian Incremental Term Loans or such Canadian Revolving Loans, as the case may be, and (iv) in the case of all other overdue amounts payable under this Agreement or under any other Credit Document, equal to the rate which is 2% in excess of the rate applicable to Revolving Loans maintained as Base Rate Loans from time to time. Interest that accrues under this Section 1.08(c) shall be payable on demand.

          (d) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan and Canadian Prime Rate Loan, (x) quarterly in arrears on each Quarterly Payment Date, (y) on the date of any repayment or prepayment in full of all outstanding Base Rate Loans or Canadian Prime Rate Loans of any Tranche, and (z) at maturity (whether by acceleration or otherwise) and, after such maturity, on demand, and (ii) in respect of each Euro Rate Loan and each B/A Discount Rate Loan,
     (x) on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of three months, on each date occurring at three month intervals after the first day of such Interest Period, and (y) on the date of any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand."

     12. Section 1.09 of the Credit Agreement is hereby restated in its entirety as follows:

          "1.09 Interest Periods. At the time the respective Borrower gives any Notice of Borrowing or Notice of
     Conversion/Continuation in respect of the making of, or conversion into, a Borrowing of Euro Rate Loans or B/A Discount Rate Loans (in the case of the initial Interest Period applicable thereto) or prior to 1:00 P.M. (Local Time) on the third Business Day (or, in the case of a Euro Rate Loan or B/A Discount Rate Loan to be converted into, or maintained as, a Euro Rate Loan or B/A Discount Rate Loan (as applicable) with an Interest Period of other than a one, two, three or six-month period, on the fifth Business Day) prior to the expiration of an Interest Period applicable to such Borrowing of Euro Rate Loans or B/A Discount Rate Loans (in the case of subsequent Interest Periods), such Borrower shall have the right to elect, by giving the Administrative Agent notice thereof, the interest period (each an "Interest Period") applicable to such Borrowing, which Interest Period shall (x) in the case of Dollar Loans, at the option of such Borrower, be a one, two, three, six or, to the extent available to all Lenders with obligations in respect of the respective Tranche of Loans, twelve-month period or a seven-day period, (y) in the case of Alternate Currency Loans (other than Canadian Incremental Term Loans and Canadian Revolving Loans) under a given Tranche, such other period of less than one month to the extent approved by the Administrative Agent and otherwise available to all Lenders with obligations in respect of such Tranche, and (z) in the case of Canadian Incremental Term Loans, at the option of the Canadian Incremental Term Loan Borrower, be a one, two, three, six or, to the extent agreed upon by each Canadian Incremental Term Loan Lender and approved by the Administrative Agent, twelve-month period, provided that (in each case):

               (i) all Euro Rate Loans and B/A Discount Rate Loans comprising a Borrowing shall at all times have the same Interest Period;

               (ii) the initial Interest Period for any Euro Rate Loan or B/A Discount Rate Loan shall commence on the date of Borrowing of such Euro Rate Loan or B/A Discount Rate Loan (including, (x) in the case of Eurodollar Loans, the date of any conversion thereto from a Borrowing of Base Rate Loans and (y) in the case of B/A Discount Rate Loans, the date of any conversion thereto from a Borrowing of Canadian Prime Rate Loans) and each Interest Period occurring thereafter in respect of such Eurodollar Loan or B/A Discount Rate Loan shall commence on the day on which the next preceding Interest Period applicable thereto expires;

               (iii) if any Interest Period relating to a Euro Rate Loan or B/A Discount Rate Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

               (iv) if any Interest Period for a Euro Rate Loan or B/A Discount Rate Loan would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Euro Rate Loan or B/A Discount Rate Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

               (v) unless the Required Lenders otherwise agree, no Interest Period for a Eurodollar Loan or B/A Discount Rate Loan may be selected at any time when a Specified Default or an Event of Default is then in existence;

               (vi) unless the Required Lenders otherwise agree, no Interest Period, other than a one month or less period, for any other Alternate Currency Loan may be selected at any time when a Specified Default or an Event of Default is then in existence;

               (vii) except for Alternate Currency Incremental Term Loans (other than Canadian Incremental Term Loans), no Interest Period in respect of any Borrowing of any Tranche of Term Loans shall be selected which extends beyond any date upon which a mandatory repayment of such Tranche of Term Loans will be required to be made under Section
          4.02(b), 4.02(c) or 4.02(d), as the case may be, if the aggregate principal amount of such Tranche of Term Loans which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of such Tranche of Term Loans then outstanding less the aggregate amount of such required repayment; and

               (viii) no Interest Period in respect of any Borrowing of any Tranche of Loans shall be selected which extends beyond the respective Maturity Date for such Tranche of Loans.

     If, by 1:00 P.M. (Local Time) on the third Business Day prior to the expiration of any Interest Period applicable to a Borrowing of Euro Rate Loans or B/A Discount Rate Loans, the relevant Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Euro Rate Loans or B/A Discount Rate Loans as provided above, such Borrower shall be deemed to have elected (x) in the case of Eurodollar Loans, to convert such Eurodollar Loans into Base Rate Loans, (y) in the case of B/A Discount Rate Loans, to convert such B/A Discount Rate Loans into Canadian Prime Rate Loans, and (z) in the case of other Alternate Currency Loans, to select a one month Interest Period for such Alternate Currency Loans, with such new Interest Period to be effective as of the expiration date of such current Interest Period."

     13. Section 1.10(a) of the Credit Agreement is hereby amended by (i) deleting the word "or" appearing at the end of clause (iii) of the first sentence of said Section, (ii) inserting the word "or" at the end of clause (iv) of the first sentence of said Section and (iii) inserting the following new clause (v) immediately after clause (iv) of the first sentence of said Section:

          "(v) that for any reason a market for bankers' acceptances does not exist at any time or the Canadian Revolving Lenders cannot for other reasons, after reasonable efforts, readily sell bankers' acceptances or perform their other obligations under this Agreement with respect to bankers' acceptances, in each case, as determined in good faith by the Administrative Agent;"

     14. Section  1.10(a) of the Credit  Agreement is hereby further  amended by
(i) deleting the text "(or the Administrative Agent, in the case of clause (i) or (iv) above)" appearing in the first sentence of said Section and inserting the text "(or the Administrative Agent, in the case of clause (i), (iv) or (v) above)" in lieu thereof, (ii) deleting the text "except in the case of clauses
(i) and (iv) above" appearing in the first sentence of said Section and inserting the text "except in the case of clauses (i), (iv) and (v) above" in lieu thereof, (iii) deleting the word "and" appearing immediately before clause
(z) of the second sentence of said Section, (iv) redesignating clauses (w), (x),
(y) and (z)  appearing  in the second  sentence of said  Section as clauses (v),
(w), (x) and (y), respectively, and (v) inserting the text ", and (z) in the case of clause (v) above, Bankers'

Acceptance Loans (exclusive of Bankers' Acceptance Loans which have theretofore been funded) shall no longer be available until such time as the Administrative Agent notifies the Canadian Revolving Borrowers and the Canadian Revolving Lenders that the circumstances giving rise to such notice by the Administrative Agent no longer exist, and any Notice of Borrowing given by any Canadian Revolving Borrower with respect to such Bankers' Acceptance Loans which have not been incurred shall be deemed rescinded by such Canadian Revolving Borrower" at the end of the second sentence of said Section.

     15. Section 1.11 of the Credit Agreement is hereby amended by (i) inserting the text "or Bankers' Acceptance Loans" immediately after the text "Euro Rate Loans" appearing in clause (i) of said Section,
(ii) deleting the word "or" appearing at the end of clause (iii) of said Section, (iii) inserting the text "or Bankers' Acceptance Loans" immediately after the text "Euro Rate Loans" appearing in clause (iii) of said Section, (iv) inserting the text "; or (v) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or as a result of an acceleration of the Loans pursuant to Section 9) of any Bankers' Acceptance Loan occurs on a date which is not the maturity date of the respective Bankers' Acceptance Loan, as the case may be" immediately after clause (iv) of said Section and (v) inserting the text "or B/A Discount Rate Loans (as applicable)" immediately after each appearance of the text "Euro Rate Loans" appearing in said Section.

     16. Section 1.13 of the Credit Agreement is hereby amended by restating clause (i) to the proviso appearing in said Section in its entirety as follows:

          "(i) at the time of any replacement pursuant to this Section 1.13, the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 12.04(b) (and with all fees payable pursuant to said Section 12.04(b) to be paid by the Replacement Lender) pursuant to which the Replacement Lender shall acquire all of the Commitments and outstanding Loans (or, in the case of the replacement of only (a) the Revolving Loan Commitment, the Revolving Loan Commitment and outstanding Revolving Loans and participations in Letters of Credit, (b) A Term Loans, the outstanding A Term Loans, (c) B Term Loans, the outstanding B Term Loans, (d) Incremental Term Loans under a given Tranche, the then remaining Incremental Term Loan Commitment and the outstanding Incremental Term Loans under such Tranche and (e) the Canadian Revolving Loan Commitment, the Canadian Revolving Loan Commitment and outstanding Canadian Revolving Loans) of, and in each case (except for the replacement of only outstanding Term Loans and/or Canadian Revolving Loans of the respective Lender) participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to
     (x) the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal (or Face Amount) of, and all accrued and unpaid interest on, all outstanding Loans (or, in the case of the replacement of only (I) the Revolving Loan Commitment, the outstanding Revolving Loans, (II) the A Term Loans, the outstanding A Term Loans, (III) the B Term Loans, the outstanding B Term Loans, (IV) the Incremental Term Loan Commitments and Incremental Term Loans under a given Tranche, the outstanding Incremental Term Loans of such Tranche or (V) the Canadian Revolving Loan Commitment, the outstanding

     Canadian Revolving Loans) of the Replaced Lender; provided that if any Bankers' Acceptance Loans (or B/A Discount Notes) of such Replaced Lender are outstanding at the time of such replacement (which do not mature at the time of such replacement), at the option of such Replaced Lender, (i) the Canadian Revolving Borrowers shall repay the Face Amount of such Bankers' Acceptance Loans (and B/A Discount Notes) to such Replaced Lender, (ii) the Canadian Revolving Borrowers shall enter into cash collateral arrangements with the Replaced Lender and the Administrative Agent as are reasonably satisfactory to them in respect of such Bankers' Acceptance Loans (and B/A Discount Notes) or (iii) such Replaced Lender and the respective Replacement Lender shall enter into such indemnity or other arrangements as mutually agreed upon by such Replaced Lender and such Replacement Lender in respect of such Bankers' Acceptance Loans (and B/A Discount Notes), (B) except in the case of the replacement of only outstanding Term Loans and/or Canadian Revolving Loans of a Replaced Lender, an amount equal to all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then accrued and unpaid interest with respect thereto at such time and
     (C) an amount equal to all accrued and unpaid Fees owing to the Replaced Lender (but only with respect to the relevant Tranche, in the case of the replacement of less than all Tranches of Loans then held by the respective Replaced Lender) pursuant to Section 3.01, (y) except in the case of the replacement of only outstanding Term Loans and/or Canadian Revolving Loans of a
     Replaced Lender, each Issuing Lender an amount equal to such Replaced Lender's RL Percentage of any Unpaid Drawing with respect to a Letter of Credit issued by such Issuing Lender (which at such time remains an Unpaid Drawing) and (z) in the case of any replacement of Revolving Loan Commitments, the Swingline Lender an amount equal to such Replaced Lender's RL Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Lender;"

     17. Section 1.14(a) of the Credit Agreement is hereby amended by (i) inserting the text "provided that, in the case of the Canadian Incremental Term Loans, such minimum aggregate amount may equal the Dollar Equivalent of Cdn. $45,000,000," at the end of clause (iv) of the proviso to said Section, (ii) inserting the text "provided, however, such aggregate amount may be increased by the Dollar Equivalent of Cdn. $45,000,000 (as determined at the time that the Canadian Incremental Term Loan Commitments are obtained) to the extent that the Canadian Incremental Term Loans to be incurred pursuant to said Commitments are fully funded on or prior to December 31, 2005," at the end of clause (v) of the proviso to said Section, and (iii) inserting the text "except for the Canadian Incremental Term Loans incurred pursuant to the Canadian Incremental Term Loan Commitment Agreement," immediately before the word "each" appearing in clause
(vii) of the proviso to said Section.

     18. Section 1.15(a) of the Credit Agreement is hereby amended by (i) deleting the amount "$150,000,000" appearing in clause (iv) thereof and inserting the amount "$200,000,000" in lieu thereof and (ii) inserting the text "provided, however, such aggregate amount may be increased by the Dollar
Equivalent of Cdn. $45,000,000 (as determined at the time that the Canadian Incremental Term Loan Commitments are obtained) to the extent that the

Canadian Incremental Term Loans to be incurred pursuant to said Commitments are fully funded on or prior to December 31, 2005," at the end of clause (iv) of the proviso to said Section.

     19. Section 1.16(b) of the Credit Agreement is hereby restated in its entirety as follows:

          "(b) On the date of the occurrence of a Sharing Event, automatically (and without the taking of any action) (w) all then outstanding Primary Alternate Currency Revolving Loans and Primary Alternate Currency Unpaid Drawings shall be converted into Revolving Loans which are maintained in Dollars and Dollar Unpaid Drawings (in each case, in an amount equal to the Dollar Equivalent of the aggregate principal amount of the respective Primary Alternate Currency Revolving Loans and the aggregate amount of such Primary Alternate Currency Unpaid Drawings, as the case may be, on the date such Sharing Event first occurred), which Primary Alternate Currency Revolving Loans and Primary Alternate Currency Unpaid Drawings (i) shall continue to be owed by the respective Revolving Borrowers, (ii) shall, in the case of such Primary Alternate Currency Revolving Loans, at all times thereafter be deemed to be Base Rate Loans and (iii) shall be immediately due and payable on the date such Sharing Event has occurred, (x) all principal, accrued and unpaid interest, Fees and other amounts owing with respect to such Primary Alternate Currency Revolving Loans, Primary Alternate Currency Unpaid Drawings, Primary Alternate Currency Letters of Credit shall be immediately due and payable in Dollars (in an amount equal to the Dollar Equivalent of such principal, accrued and unpaid interest, Fees and other amounts), (y) all then outstanding Canadian Revolving Loans shall be converted into Canadian Revolving Loans which are maintained in Dollars as Base Rate Loans (in an amount equal to the Dollar Equivalent of the aggregate principal amount (or Face Amount, as applicable) thereof, on the date such Sharing Event first occurred), which Canadian Revolving Loans (i) shall continue to be owed by the respective Canadian Revolving Borrowers, (ii) shall at all times thereafter be deemed to be Base Rate Loans and (iii) shall be immediately due and payable on the date such Sharing Event has occurred and (z) all principal (or Face Amount, as applicable), accrued and unpaid interest, Fees and other amounts owing with respect to such Canadian Revolving Loans shall be immediately due and payable in Dollars (in an amount equal to the Dollar Equivalent of such principal (or Face Amount, as applicable), accrued and unpaid interest, Fees and other amounts). The occurrence of any conversion of Primary Alternate Currency Revolving Loans or Canadian Revolving Loans as provided above in this Section 1.16(b) shall be deemed to constitute, for purposes of Section 1.11, a prepayment of the respective Primary Alternate Currency Revolving Loans or Canadian Revolving Loans before the last day of any Interest Period or maturity relating thereto."

     20. Section 1.16(d) of the Credit Agreement is hereby amended by (i) deleting the text "and" appearing immediately after clause (iii) appearing in the first sentence of said Section and (ii) inserting the following text immediately after clause (iv) appearing in the first sentence of said Section:

     "and (v) all Canadian Revolving Loan Commitments of all Canadian Revolving Lenders shall be automatically terminated".

     21. Section 1 of the Credit Agreement is hereby further amended by inserting the following new Sections 1.17 and 1.18 immediately following Section
1.16 thereof:

          "1.17 Conversions of Canadian Revolving Loans. (a) The Canadian Revolving Borrowers shall have the option to convert, on any Business Day occurring on or after the First Amendment Effective Date, all or a portion equal to at least the Minimum Borrowing Amount of the outstanding principal amount of Canadian Revolving Loans constituting Canadian Prime Rate Loans into a Borrowing of Bankers' Acceptance Loans; provided, that (i) unless the Required Lenders otherwise agree, Canadian Prime Rate Loans may only be converted into Bankers' Acceptance Loans if no Specified Default or Event of Default is in existence on the date of the conversion, and (ii) no conversion pursuant to this
     Section 1.17 shall result in a greater number of Bankers' Acceptance Loans than is permitted under Section 1.02. Each conversion pursuant to this Section 1.17 shall be effected by the relevant Canadian Revolving Borrower by giving the Administrative Agent at the applicable Notice Office prior to 1:00 P.M. (Local
     Time) at least three Business Days' prior notice in the form of Exhibit A-2, appropriately completed to specify the Canadian Prime Rate Loans to be so converted into Bankers' Acceptance Loans and the term of the proposed Borrowing of Bankers' Acceptance Loans (which, in each case, shall comply with the requirements of Schedule XI). The Administrative Agent shall give each Canadian Revolving Lender prompt notice of any such proposed conversion affecting any of its Canadian Prime Rate Loans. Upon any such conversion, the proceeds thereof will be applied directly on the day of such conversion to prepay the outstanding principal amount of the Canadian Revolving Loans being converted.

          (b) Mandatory and voluntary conversions of Bankers' Acceptance Loans into Canadian Prime Rate Loans shall be made in the circumstances, and to the extent, provided in Schedule XI. Except as otherwise provided under Section 1.16, Bankers' Acceptance Loans shall not be permitted to be converted into any other Type of Loan prior to the maturity date of the relevant underlying Bankers' Acceptance or B/A Discount Note, as the case may be.

          1.18 Provisions Regarding Bankers' Acceptances, Drafts, etc. The parties hereto agree that the provisions of Schedule XI shall apply to all Bankers' Acceptances, Bankers' Acceptance Loans, Drafts and B/A Discount Notes created pursuant to this Agreement, and that the provisions of Schedule XI shall be deemed incorporated by reference into this Agreement as if such provisions were set forth in this Agreement in their entirety."

     22. Section 3.01 of the Credit Agreement is hereby amended by adding the following new clauses (h) and (i) immediately following clause (g) of said
Section:

          "(h) The Drawing Fees in respect of the Face Amount of each Bankers' Acceptance Loan shall be paid by each Canadian Revolving Borrower to the Administrative Agent for distribution to each Canadian Revolving Lender which accepts and/or purchases such Bankers' Acceptance Loan at the time of the incurrence by such Canadian Revolving Borrower of each Bankers' Acceptance Loan.

          (i) Each Canadian Revolving Borrower jointly and severally agrees to pay to the Administrative Agent for distribution to each Canadian Revolving Lender that is a Non-Defaulting Lender, a commitment commission (the "Canadian Commitment Commission") for the period from the First Amendment Effective Date to but excluding the Canadian Revolving Loan Maturity Date (or such earlier date as the Total Canadian Revolving Loan Commitment shall have been terminated), computed at a rate per annum equal to the Applicable Commitment Commission Percentage on the daily average Unutilized Canadian Revolving Loan Commitment of such Canadian Revolving Lender that is Non-Defaulting Lender. Accrued Canadian Commitment Commission shall be due and payable quarterly in arrears on each Quarterly Payment Date and on the Canadian Revolving Loan Maturity Date or upon such earlier date as the Total Canadian Revolving Loan Commitment shall have been terminated."

     23. Section 3.02(a) of the Credit Agreement is hereby amended by adding the following new sub-clause (III) immediately following sub-clause (II) of said
Section:

          "(III) Upon at least two Business Days' prior written notice (or telephonic notice promptly confirmed in writing) by any Canadian Revolving Borrower to the Administrative Agent at the applicable Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Lenders), any Canadian Revolving Borrower shall have the right, without premium or penalty, to terminate the Total Unutilized Canadian Revolving Loan Commitment, in whole or, if in part, in integral multiples of Cdn. $1,000,000, provided that each such reduction shall apply proportionately to permanently reduce the Canadian Revolving Loan Commitment of each Canadian Revolving Lender. A notice of termination of the Total Unutilized Canadian Revolving Loan
     Commitment pursuant to this Section 3.02(a), delivered by a Canadian Revolving Borrower contemporaneously with a notice of prepayment of all outstanding Canadian Revolving Loans pursuant to Section 4.01(a), may state that such notice is conditioned upon the effectiveness of other credit facilities the proceeds of which will be used to refinance in full this Agreement, in which case such notice may be revoked by such Canadian Revolving Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied; provided, however, any such revocation shall not affect any Canadian Revolving Borrower's obligations pursuant to Section 1.11."

     24. Section 3.02(b) of the Credit Agreement is hereby amended by inserting the text "Canadian Revolving Loan Commitment," immediately after the text "terminate the entire" appearing in said Section.

     25. Section 3.03(d) of the Credit Agreement is hereby restated in its entirety as follows:

          "(d) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, (x) the Total Revolving Loan Commitment (and the Revolving Loan Commitment of each Lender) shall terminate in its entirety on the Revolving Loan
     Maturity Date and (y) the Total Canadian Revolving Loan Commitment (and the Canadian Revolving Loan Commitment of each Canadian Revolving Lender) shall terminate in its entirety on the Canadian Revolving Loan Maturity Date."

     26. Section 3.03(g) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

     "Each reduction to, and/or termination of, the Total Canadian Revolving Loan Commitment pursuant to this Section 3.03 shall be applied proportionately to permanently reduce, and/or terminate, the Canadian Revolving Commitment of each Canadian Revolving Lender."

     27. Section 4.01(a) of the Credit Agreement is hereby restated in its entirety as follows:

          "4.01 Voluntary Prepayments. (a) Subject to clause (vii) of this Section 4.01(a), each Borrower shall have the right to prepay the Loans made to such Borrower, without premium or penalty, in whole or in part at any time and from time to time on the following terms and conditions: (i) such Borrower shall give the Administrative Agent prior to 3:00 P.M. (Local Time) at the applicable Notice Office (x) at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Base Rate Loans (or same day notice in the case of Swingline Loans provided such notice is given prior to 3:00 P.M. (Local Time) on such Business Day) and Canadian Prime Rate Loans and (y) at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of its intent to prepay Euro Rate Loans and B/A Discount Rate Loans, (ii) which notice (x) shall specify whether A Term Loans, B Term Loans, Incremental Term Loans under a given Tranche, Revolving Loans, Canadian Revolving Loans or Swingline Loans shall be prepaid, the amount of such prepayment, the Types of Loans to be prepaid and, in the case of Euro Rate Loans, B/A Discount Rate Loans and Bankers' Acceptance Loans, the specific Borrowing or Borrowings pursuant to which such Euro Rate Loans, B/A Discount Rate Loans or Bankers' Acceptance Loans were made, and (y) the Administrative Agent shall promptly transmit to each of the Lenders; (iii) each partial prepayment shall be in an aggregate principal amount of at least $1,000,000 (taking the Dollar Equivalent of any amounts to be prepaid in an Alternate Currency) (or $250,000 in the case of Swingline Loans) or, in the case of Incremental Term Loans of a given Tranche, the minimum principal amount set forth in the Incremental Term Loan Commitment Agreement for such Tranche), provided that if any partial prepayment of Euro Rate Loans or B/A Discount Rate

     Loans made pursuant to any Borrowing shall reduce the outstanding Euro Rate Loans or B/A Discount Rate Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, then (A) if such Borrowing is a Borrowing of Euro Rate Loans (other than Alternate Currency Incremental Term Loans), such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans and any election of an Interest Period thereafter with respect thereto given by such Borrower shall have no force or effect, (B) if such Borrowing is a Borrowing of B/A Discount Rate Loans, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Canadian Prime Rate Loans and any election of an Interest Period thereafter with respect thereto given by such Borrower shall have no force or effect, and
     (C) if such Borrowing is a Borrowing of Alternate Currency Incremental Term Loans under a given Tranche (other than Canadian Incremental Term Loans), the respective Incremental Term Loan Borrower shall cooperate with the Administrative Agent in selecting Interest Periods at the end of the then current Interest Period or Interest Periods so as to align such Borrowing with the Interest Period or Interest Periods applicable to one or more other Borrowings of such Tranche of Incremental Term Loans;
     (iv) each prepayment in respect of any Term Loans made pursuant to this Section 4.01(a) shall be allocated among the different Tranches of Term Loans or applied to a single Tranche of Term Loans in each case as Silgan shall specify in the respective notice of prepayment; provided, however, if either Silgan fails to specify how such prepayment is to be allocated or a Default or an Event of Default exists at the time of the respective prepayment, such prepayment shall be allocated among the Tranches of Term Loans on a pro rata basis (with each Tranche of Term Loans to be allocated its Term Loan Percentage of the amount of such prepayment); (v) each prepayment of any Tranche of Term Loans pursuant to this Section 4.01(a) shall be applied (1) first, to reduce the Term Loan Scheduled Repayment of each such Tranche of Term Loans which is due on December 31 of the year in which such prepayment is made (it being understood that (x) any voluntary prepayments of A Term Loans pursuant to this Section 4.01(a) which are made in 2005 or 2006 shall be applied to the A Term Loan Scheduled Repayment which is due on December 31, 2007 and (y) any voluntary prepayments of Canadian Incremental Term Loans pursuant to this Section 4.01(a) which are made in 2005, 2006 or 2007 shall be applied to the respective Incremental Term Loans Scheduled Repayment which is due on December 31, 2008), and
     (2) second, to the extent in excess thereof, to reduce the then remaining Term Loan Scheduled Repayments of each such Tranche of Term Loans on a pro rata basis (based upon the then remaining principal amounts of Term Loan Scheduled Repayments of each such Tranche of Term Loans after giving effect to all prior reductions thereto); (vi) each prepayment in respect of any Tranche of Loans pursuant to this Section 4.01(a) shall be applied pro rata among the Lenders with outstanding Loans of such Tranche, provided that at the respective Revolving Borrower's election in connection with any prepayment of Revolving Loans and Canadian Revolving Loans pursuant to this Section 4.01(a), such prepayment shall not, so long as no Default or Event of Default then exists, be applied to any Revolving Loan or Canadian Revolving Loan of a Defaulting Lender; and (vii) prepayments of Bankers' Acceptance Loans may not be made prior to the maturity date of the respective underlying Bankers' Acceptances or B/A Discount Notes, as the case may be. A notice of prepayment of all outstanding Loans pursuant to this Section 4.01(a), delivered by a Borrower contemporaneously with a notice of termination of the Total Unutilized Revolving Loan Commitment and/or the Total Unutilized Canadian Revolving Loan Commitment pursuant to Section 3.02(a), may state that such notice is conditioned upon the effectiveness of other credit facilities the proceeds of which will be used to refinance in full this Agreement, in which case such notice may be revoked by such Borrower (by notice to the Administrative
     Agent on or prior to the specified effective date) if such condition is not satisfied; provided, however, any such revocation shall not affect any Borrower's obligations pursuant to Section 1.11."

     28. Section 4.01(b) of the Credit Agreement is hereby amended by (i) redesignating sub-clause "(C)" thereof as "(D)" and inserting the following new sub-clause (C) at the end of sub-clause (B) thereof:

          ", (C) in the case of the repayment of Canadian Revolving Loans of any Canadian Revolving Lender pursuant to this Section 4.01(b), the Canadian Revolving Loan Commitment of such Canadian Revolving Lender is terminated concurrently with such repayment pursuant to Section 3.02(a) (at which time Schedule I shall be deemed modified to reflect the changed Canadian Revolving Loan Commitments)".

     29. Section 4.02(a) of the Credit Agreement is hereby amended by inserting the following new clause (v) after clause (iv) of said Section:

          "(v) On any day on which the Aggregate Canadian RL Exposure exceeds the Total Canadian Revolving Loan Commitment as then in effect, the Canadian Revolving Borrowers shall prepay on such day the principal of outstanding Canadian Revolving Loans (other than Bankers' Acceptance Loans where the underlying Bankers' Acceptance or B/A Discount Note, as the case may be, have not matured) in an amount equal to such excess. If, after giving effect to the prepayment of all outstanding Canadian Revolving Loans to the extent required by the immediately preceding sentence, the aggregate amount of all outstanding Bankers' Acceptance Loans exceeds the Total Canadian Revolving Loan Commitment as then in effect, the Canadian Revolving Borrowers shall pay to the Administrative Agent at the applicable Payment Office on such day an amount of cash and/or Cash Equivalents in Canadian Dollars equal to the amount of such excess, such cash or Cash Equivalents to be held as security for all Obligations of the Canadian Revolving Borrowers hereunder in the Cash Collateral Account; provided, however, that such amounts shall, so long as no Default or Event of Default then exists, be released to the Canadian Revolving Borrowers from time to time so long as the Total Canadian Revolving Loan Commitment as then in effect exceeds the Aggregate Canadian RL Exposure at such time."

     30. Section 4.02(e) of the Credit Agreement is hereby restated in its entirety as follows:

          "(e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each Excess Cash Flow Payment Date, an amount equal to the remainder (if positive) of (A) 50% of Excess Cash Flow for the relevant Excess Cash Flow Payment Period minus (B) the sum of (without duplication) (1) the aggregate amount of principal prepayments of Loans (for this purpose, using the Dollar Equivalent with respect to any Alternate Currency Loans) to the extent (and only to the extent) that such prepayments were made as a voluntary prepayment pursuant to Section 4.01 with internally generated funds (but in the case of a voluntary prepayment of (x) Revolving Loans or Swingline Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment in an amount equal to such prepayment or (y) Canadian Revolving Loans, only to the extent accompanied by a voluntary reduction to the Total Canadian Revolving Loan Commitment in an amount equal to such prepayment) during the relevant Excess Cash Flow Payment Period and (2) the aggregate amount of principal prepayments of Term Loans (for this purpose, using the Dollar Equivalent with respect to any Alternate Currency Incremental Term Loans) to the extent (and only to the extent) that such prepayments were made as a voluntary prepayment pursuant to Section 4.01 with proceeds of Revolving Loans, Canadian Revolving Loans or Swingline Loans during (and which Revolving Loans, Canadian Revolving Loans or Swingline Loans were, at the time of the respective prepayment, anticipated to be repaid with internally generated funds during) the relevant Excess Cash Flow Payment Period, shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(k); provided, however, that no such mandatory repayment or commitment reduction shall be required on any Excess Cash Flow Payment Date to the extent that
     (i) no Default or Event of Default then exists and (ii) the Total Leverage Ratio as of the last day of the relevant Excess Cash Flow Payment Period is less than or equal to 3.50:1.00."

     31. Section 4.02(f) of the Credit Agreement is hereby amended by deleting the text "an amount equal to 100% of the Net Sale Proceeds therefrom shall be applied on such date as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(k)" appearing in said Section and inserting the following new text in lieu thereof:

          "an amount equal to 100% of the Net Sale Proceeds therefrom shall (x) except with respect to Canadian Incremental Term Loans, be applied on such date as a mandatory repayment and/or commitment reduction in accordance with the requirements of
     Section 4.02(k) and (y) with respect to any Canadian Incremental Term Loans, shall be used to make an offer to repay Canadian Incremental Term Loans in accordance with the requirements of
     Section 4.02(k)".

     32. Section  4.02(f) of the Credit  Agreement is hereby further  amended by
(i) deleting the text "such Net Sale Proceeds shall not be required to be so applied" appearing in the first proviso of said Section and inserting the text "such Net Sale Proceeds shall not be required to be so applied or used to make an offer to repay Canadian Incremental Term Loans, as the case may be," in lieu thereof and (ii) deleting the text "not required to be so applied as a mandatory repayment and/or commitment reduction" appearing in the second proviso of said Section and inserting the text "not required to be so applied as a mandatory repayment and/or commitment reduction and/or used to make an offer to repay Canadian Incremental Term Loans, as the case may be," in lieu thereof.

     33. Section 4.02(g) of the Credit Agreement is hereby amended by deleting the text "an amount equal to 100% of the Net Insurance Proceeds therefrom shall be applied on such date as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(k)" appearing in said Section and inserting the following new text in lieu thereof:

     "an amount equal to 100% of the Net Insurance Proceeds therefrom shall (x) except with respect to Canadian Incremental Term Loans, be applied on such date as a mandatory repayment and/or commitment reduction in accordance with the requirements of
     Section 4.02(k) and (y) with respect to any Canadian Incremental Term Loans, shall be used to make an offer to repay Canadian Incremental Term Loans in accordance with the requirements of
     Section 4.02(k)".

     34. Section  4.02(g) of the Credit  Agreement is hereby further  amended by
(i) deleting the text "such proceeds shall not be required to be so applied" appearing in the first proviso of said Section and inserting the text "such proceeds shall not be required to be so applied and/or used to make an offer to repay Canadian Incremental Term Loans, as the case may be," in lieu thereof and
(ii) restating clauses (i) and (ii) of the second proviso of said Section in their entirety as follows:

     (i) if the amount of such proceeds exceeds $125,000,000, then only the portion of such proceeds in excess of $125,000,000 shall be applied as a mandatory repayment and/or commitment reduction and/or used to make an offer to repay Canadian Incremental Term Loans, as the case may be, in accordance with the requirements of
     Section 4.02(k) and (ii) if all or any portion of such proceeds not required to be so applied as a mandatory repayment and/or commitment reduction and/or used to make an offer to repay Canadian Incremental Term Loans, as the case may be, as provided above are not so used within 12 months after the date of the receipt of such proceeds, such remaining portion shall be applied on the last day of such 12 month period as a mandatory repayment and/or commitment reduction and/or used to make an offer to repay Canadian Incremental Term Loans, as the case may be, in accordance with the requirements of Section 4.02(k)

     35. Section 4.02(k) of the Credit Agreement is hereby restated in its entirety as follows:

          "(k)(I) Except as otherwise provided in sub-clause (II) below, any amount required to be applied pursuant to this Section 4.02(k) shall be applied (i) first, as a mandatory repayment of the then outstanding principal amount of Term Loans, (ii) second, to the extent in excess of the amount required to be applied pursuant to the preceding clause (i), as a mandatory reduction to the Total Incremental

     Term Loan Commitment for each Tranche of Incremental Term Loans and (iii) third, to the extent in excess of the amount required to be applied pursuant to the preceding clauses (i) and (ii), as a mandatory reduction to the Total Revolving Loan Commitment. The amount to be applied to repay principal of outstanding Term Loans shall be allocated among each of the Tranches of Term Loans on a pro rata basis, with each Tranche of Term Loans to be allocated its Term Loan Percentage of the amount of such prepayment and with the amount allocated to each such Tranche of Term Loans to be applied (1) first, to reduce the Term Loan Scheduled Repayment of each such Tranche of Term Loans which is due on December 31 of the year in which such repayment is made (it being understood that any mandatory repayments of A Term Loans which are required to be applied pursuant to this Section 4.02(k) in 2005 or 2006 shall be applied to the A Term Loan Scheduled Repayment which is due on December 31, 2007) and (2) second, to the extent in excess thereof, to reduce the then remaining Term Loan Scheduled Repayments of each such of Tranche of Term Loans on a pro rata basis (based upon the then remaining principal amounts of such Term Loan Scheduled Repayments of such Tranche of Term Loans after giving effect to all prior reductions thereto). Notwithstanding anything to the contrary contained above in this
     Section 4.02(k), (A) in no case will the aggregate amount of mandatory repayments of Canadian Incremental Term Loans made (or required to be made) pursuant to Sections 4.02(d), (e), (h), (i) and (j) during the Canadian Five-Year Period exceed 25% of the initial aggregate principal amount of the Canadian Incremental Term Loans and (B) to the extent that the aggregate amount of mandatory repayments of Canadian Incremental Term Loans made (or that otherwise would be required to be made) pursuant to Sections 4.02(d), (e), (h), (i) and (j) during the Canadian Five-Year Period exceeds 25% of the initial aggregate principal amount of the Canadian Incremental Term Loans, an amount equal to the Dollar Equivalent of such excess shall be applied as a mandatory repayment of the other Tranches of Term Loans in accordance with the provisions set forth above in this Section 4.02(k) (but, for this purpose, determined as if no Canadian Incremental Term Loans were outstanding at the time of such repayment).

          (II) Each amount required to be used to make an offer to repay Canadian Incremental Term Loans pursuant to Sections 4.02(f) and (g) in accordance with this Section 4.02(k) (with any such offer to prepay being herein called an "Offer to Prepay Canadian Incremental Term Loans") shall be subject to the following requirements: (A) the Canadian Incremental Term Loan
     Borrower shall deliver a notice (each, an "Offer to Prepay Notice") to the Administrative Agent (for distribution to the Canadian Incremental Term Loan Lenders) irrevocably and unconditionally offering to prepay Canadian Incremental Term Loans made by such Canadian Incremental Term Loan Lenders in an aggregate amount equal to the Term Loan Percentage allocated to the Canadian Incremental Term Loans of the Net Sale Proceeds of the respective Asset Sale or the Net Insurance Proceeds of the respective Recovery Event, as the case may be, giving rise to such Offer to Prepay Canadian Incremental Term Loans pursuant to
     Section 4.02(f) or (g), as the case may be, which notice shall set forth (i) the date of the proposed consummation of such Offer to Prepay Canadian Incremental

     Term Loans (which shall be no later than the fifth Business Day following delivery of the respective Offer to Prepay Notice),
     (ii) the last Business Day on which such Offer to Prepay Canadian Incremental Term Loans may be accepted or declined (which shall in no event be later than the date occurring three Business Days after the date of delivery of such Offer to Prepay Notice) and
     (iii) the aggregate principal amount of the Canadian Incremental Term Loans subject to such Offer to Prepay Canadian Incremental Term Loans; and (B) on or prior to the last Business Day on which such Offer to Prepay Canadian Incremental Term Loans may be accepted or declined, the Canadian Incremental Term Loan Borrower shall repay Canadian Incremental Term Loans subject to the respective Offer to Prepay Canadian Incremental Term Loans, with such prepayment of Canadian Incremental Term Loans to be applied in accordance with the requirements of sub-clause (I) above; provided, however, to the extent that any Canadian Incremental Term Loan Lender declines such Offer to Prepay Canadian Incremental Term Loans, the aggregate amount of such Net Sale Proceeds or Net Insurance Proceeds that otherwise would have been applied to the Canadian Incremental Term Loans of such Canadian Incremental Term Loan Lender shall instead be applied as a mandatory repayment of the other Tranches of Term Loans in accordance with the provisions set forth in sub-clause (I) above (but, for this purpose, determined as if no Canadian Incremental Term Loans were outstanding at the time of such repayment). Each Canadian Incremental Term Loan Lender, the Administrative Agent and the Canadian Incremental Term Loan Borrower hereby agree that nothing in this Agreement shall be understood to mean or suggest that the Canadian Incremental Term Loans subject to an Offer to Prepay Canadian Incremental Term Loans constitute "securities" for purposes of either the Securities Act or the Securities Exchange Act."

     36. Section 4.02(m) of the Credit Agreement is hereby restated in its entirety as follows:

          "(m) With respect to each repayment of any Tranche of Loans required by this Section 4.02, the respective Borrower may designate the Types of Loans which are to be repaid of such Tranche and, in the case of Euro Rate Loans or B/A Discount Rate Loans, the specific Borrowing or Borrowings pursuant to which such Euro Rate Loans or B/A Discount Rate Loans were made, provided that: (i) repayments of Euro Rate Loans and B/A Discount Rate Loans made pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all such Euro Rate Loans or B/A Discount Rate Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans or Canadian Prime Rate Loans (as applicable) of the respective Tranche have been paid in full;
     (ii) if any repayment of Euro Rate Loans or B/A Discount Rate Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the Minimum Borrowing Amount applicable thereto, (x) in the case of Eurodollar Loans, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Base Rate Loans, (y) in the case of B/A Discount Rate Loans, such Borrowing shall be converted at the end of the then current Interest Period into a Borrowing of Canadian Prime Rate Loans, and (z) in the case of Alternate Currency Loans of a given Tranche (other than Canadian Incremental Term Loans), the respective Borrower shall cooperate with the Administrative Agent in selecting Interest Periods at the end of the then current Interest Period or Interest Periods so as to align such Borrowing with the Interest Periods applicable to one or more other Borrowings of Alternate Currency Loans of such Tranche; and (iii) each repayment of any Tranche of Loans shall be applied pro rata among the Lenders with outstanding Loans of such Tranche. In the absence of a designation by the respective Borrower as described in the preceding sentence, the Administrative Agent shall,
     subject  to  the  above,   make  such  designation  in  its  sole
     discretion."

     37. Section 4.02(n) of the Credit Agreement is hereby amended by (i) deleting the text "and" appearing at the end of clause (ii) of said Section and
(ii) inserting the text ", and (iv) in the event that (x) any Canadian Revolving Borrower is sold pursuant to the terms of this Agreement, all Canadian Revolving Loans incurred by such Canadian Revolving Borrower and outstanding at such time shall be repaid in full at the time of such sale and such Canadian Revolving Borrower shall have no rights to borrow or receive other extensions of credit hereunder and (y) all Canadian Revolving Borrowers are sold pursuant to the terms of this Agreement, the Total Canadian Revolving Loan Commitment shall be terminated at the time the last Canadian Revolving Borrower is sold pursuant to such sale" at the end of said Section.

     38. Section 4.03 of the Credit Agreement is hereby amended by (i) inserting the text ", or Face Amount (if applicable) of," immediately after the text "principal of" appearing in clause (y)(i) of the first sentence of said Section, and (ii) inserting the text "(or Face Amount, if applicable)" immediately after the text "principal," appearing in the proviso to the first sentence of said Section.

     39. Section 4.04 of the Credit Agreement is hereby amended by inserting the following new clauses (c), (d) and (e) after clause (b) of said Section:

          "(c) Each Canadian Revolving Lender (other than a Schedule I Bank or a Schedule II Bank) providing Canadian Revolving Loan Commitments on the First Amendment Effective Date shall have delivered to each Canadian Revolving Borrower and the Administrative Agent such certificates, forms, documents or other evidence as may be applicable and determined by such Canadian Revolving Borrowers, acting reasonably, to be reasonably satisfactory to establish that such Canadian Revolving Lender is a Canadian Resident on the First Amendment Effective Date (it being acknowledged that a representation by such Person that it is a Canadian Resident shall be deemed to be reasonably satisfactory evidence thereof if such representation is accompanied by an explanation of the basis for such status).

          (d) Notwithstanding the provisions of this Section 4.04, unless a Sharing Event has occurred or an Event of Default has occurred and is continuing, no amounts shall be payable pursuant to this Section 4.04 in respect of any payment made by any Canadian Borrower in respect of a Canadian Revolving

     Loan to a Canadian Revolving Lender that is not a Canadian Resident at the time of the payment.

          (e) Unless a Sharing Event shall have occurred, each Canadian Revolving Lender that ceases to be a Canadian Resident shall use commercially reasonable efforts to promptly (and in any event within 30 days thereof) notify each Canadian Revolving Borrower in writing that it is not a Canadian Resident."

     40. Section 5.04(b) of the Credit Agreement is hereby amended by inserting the following text at the end of the second sentence thereof:

     ", except for Silgan Plastics Canada pursuant to the Canadian Incremental Term Loan Commitment Agreement."

     41. Section 6.10(b) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

     "The proceeds of all Canadian Revolving Loans incurred by each Canadian Revolving Borrower shall be utilized for such Canadian Revolving Borrower's general corporate and working capital purposes and for the general corporate and working capital purposes of its respective Subsidiaries, including the payment of Dividends, the repayment of certain Indebtedness, the financing of Permitted Acquisitions and the making of Investments, in each case to the extent and for the purposes permitted herein."

     42. Section 8.01(xiv) of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

     ", provided, however, no Liens, other than Permitted Canadian Second-Liens, shall be permitted pursuant to this clause (xiv) if any Loans (or other Obligations in respect thereof) are owing by the Canadian Incremental Term Loan Borrower or any Canadian Revolving Borrower or any Canadian Revolving Loan Commitment or any Canadian Incremental Term Loan Commitment is in effect."

     43. Section 8.04(x) of the Credit Agreement is hereby amended by inserting the text "Canadian Revolving Loans," immediately before the text "Revolving Loans" appearing in sub-clauses (II) and (iv)(x) of said Section.

     44. Section 8.06 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (iv) of said Section, (ii) deleting the period appearing at the end of clause (v) therein and inserting ";" in lieu thereof, and (iii) inserting the following new clauses (vi) and (vii) immediately after clause (v) of said Section:

          "(vi)  Canadian  Holdco  may  provide   general   corporate,
     administrative and/or management services to Silgan Plastics Canada and may receive compensation therefor; and

          (vii)  Silgan  and   Plastics   may  enter  into   franchise
     agreements   with   Silgan   Plastics   Canada  and  may  receive
     compensation therefor."

     45. Section 9.01 of the Credit Agreement is hereby amended by inserting the text "(or Face Amount, as applicable)" immediately after the text "or of any principal" appearing in clause (i) of said Section.

     46. Section 9.06 of the Credit Agreement is hereby amended by deleting the text ", in the opinion of the Required Lenders," appearing in clause (iii) of said Section.

     47. The paragraph immediately following Section 9.11 of the Credit Agreement is hereby amended by inserting the text "(including, without limitation, the Face Amount of all outstanding Bankers' Acceptance Loans)" immediately following the text "all Obligations" appearing in clause (ii) of said paragraph.

     48. The definition of "Administrative Agent" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text "; provided that as used herein and in the other Credit Documents, for purposes of actions to be taken hereunder, notices to be received or given and payments to be received or made in respect of all Canadian Revolving Loans, the term "Administrative Agent" shall mean the Canadian Sub-Agent" at the end of said definition.

     49. The definition of "Alternate Currency Incremental Term Loan" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text "(including, without limitation, each Canadian Incremental Term Loan)" immediately after the text "Alternate Currency" appearing in said definition.

     50. The definition of "Alternate Currency Loan" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text ", each Canadian Revolving Loan" immediately after the text "each Alternate Currency Incremental Term Loan" appearing therein.

     51. The definition of "Applicable Commitment Commission Percentage" and "Applicable Margin" appearing in Section 10.01 of the Credit Agreement is hereby restated in its entirety as follows:

          "Applicable Commitment Commission Percentage" and "Applicable Margin" shall mean: (A) with respect to B Term Loans maintained as (x) Base Rate Loans, 0.25% per annum, and (y)
     Eurodollar Loans, 1.25% per annum, and (B) from and after any Start Date to and including the corresponding End Date, (i) with respect to the Commitment Commission, the respective per annum percentage set forth below under the column "Applicable Commitment Commission Percentage" and (ii) with respect to A Term Loans, Revolving Loans, Canadian Revolving Loans and Swingline Loans, the respective percentage per annum set forth below under the respective Tranche and Type of Loans and (in the case of preceding clauses (i) and (ii)) opposite the respective Level (i.e., Level 1, Level 2, Level 3, Level 4, Level 5 or Level 6, as the case may be) indicated to have been achieved on an applicable Test Date for such Start Date (as shown in the respective officer's certificate delivered pursuant to Section 7.01(e) or the first proviso below):


                                                                A Term Loans
                                                                and Revolving
                                                                   Loans
                                                                maintained as
                                                                 Euro Rate
                                           A Term Loans and        Loans,
                                            Revolving Loans      Canadian
                                          maintained as Base     Revolving
                                              Rate Loans,          Loans
                                          Canadian Revolving    maintained as
                                          Loans maintained as     Bankers'       Applicable
                                            Canadian Prime       Acceptance      Commitment
                      Total                 Rate Loans and       Loans and       Commission
     Level       Leverage Ratio             Swingline Loans      Drawing Fee     Percentage
     -----       --------------             ---------------     -----------      ----------

       1      Less than 1.50:1.00                0.00%              0.75%            0.20%

       2      Greater than or equal to
              1.50:1.00 but less than            0.00%              0.875%           0.20%
              2.00:1.00

       3      Greater than or equal to
              2.00:1.00 but less than            0.00%              1.00%            0.25%
              2.50:1.00

       4      Greater than or equal to
              2.50:1.00 but less than            0.125%             1.125%           0.30%
              3.00:1:00

       5      Greater than or equal to
              3.00:1.00 but less than            0.25%              1.25%            0.375%
              3.50:1:00

       6      Greater than or equal to           0.50%              1.50%            0.50%
              3.50:1.00


     ; provided, however, that if Silgan fails to deliver the financial statements required to be delivered pursuant to Section 7.01(a) or (b) (accompanied by the officer's certificate required to be delivered pursuant to Section 7.01(e) showing the applicable Total Leverage Ratio on the relevant Test Date) on or prior to the respective date required by such Sections, then Level 6 pricing shall apply until such time, if any, as the financial statements required as set forth above and the accompanying officer's certificate have been delivered showing the pricing for the respective Margin Reduction Period is at a level which is less than Level 6 (it being understood that, in the case of any late delivery of the financial statements and officer's certificate as so required, any reduction in the Applicable

     Commitment Commission Percentage or in the Applicable Margin shall apply only from and after the date of the delivery of the complying financial statements and officer's certificate); provided further, that Level 6 pricing shall apply at all times when a Specified Default or an Event of Default is in existence. Notwithstanding anything to the contrary contained in the immediately preceding sentence (other than the further proviso thereof), (A) Level 4 pricing shall apply for the period from the Initial Borrowing Date through, but not including, the first Start Date after the Initial Borrowing Date, and (B) with respect to each Tranche of Incremental Term Loans (to the extent then outstanding), the Applicable Margin shall be that percentage set forth in, or calculated in accordance with, Section 1.14 and the relevant Incremental Term Loan Commitment Agreement."

     52. The definition of "Applicable Currency" appearing in Section 10.01 of the Credit Agreement is hereby restated in its entirety as follows:

          "Applicable Currency" shall mean, (i) for any Tranche of Incremental Term Loans, the Currency for such Tranche designated in the Incremental Term Loan Commitment Agreement for such Tranche, (ii) for A Term Loans, B Term Loans and Swingline Loans, Dollars, (iii) for Revolving Loans and Letters of Credit, Dollars and each Primary Alternate Currency and (iv) for Canadian Revolving Loans, Canadian Dollars.

     53. The definition of "Borrowing" appearing in Section 10.01 of the Credit Agreement is hereby restated in its entirety as follows:

          "Borrowing" shall mean the borrowing of one Type of Loan of a single Tranche from all the Lenders having Commitments of the respective Tranche (or from the Swingline Lender in the case of Swingline Loans) on a given date (or resulting from a conversion or conversions on such date) having in the case of (x) Euro Rate Loans and B/A Discount Rate Loans the same Interest Period and
     (y) in the case of Bankers' Acceptance Loans, underlying Bankers' Acceptances, Drafts or B/A Discount Notes with the same maturities; provided that Base Rate Loans incurred pursuant to
     Section 1.10(b) shall be considered part of the related Borrowing of Eurodollar Loans."

     54. The definition of "Business Day" appearing in Section 10.01 of the Credit Agreement is hereby amended by (i) deleting the text "clause (ii) below" appearing in clause (i) thereof and inserting the text "clauses (ii) and (iii) below" and (ii) inserting the following new clause (iii) at the end of said definition:

     "and (iii) with respect to all notices and determination in connection with, and payments of principal (or Face Amount, as applicable) of, and interest and Drawing Fees on, Canadian Revolving Loans or Canadian Incremental Term Loans (as applicable), any day which is a Business Day described in clause
     (i) above and which is not a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close in Toronto, Ontario"

     55. The definition of "Commitments" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text ", the Canadian Revolving Loan Commitment" immediately after the text "each Incremental Term Loan Commitment" appearing in said definition.

     56. The definition of "Currency" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text ", Canadian Dollars" immediately after the text "Pounds Sterling" appearing in said definition.

     57. The definition of "Euro Rate" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text "(other than Canadian Incremental Term Loans and Canadian Revolving Loans)" immediately after the text "Other Alternate Currency" appearing in clause (ii) of said definition.

     58. The definition of "Euro Rate Loan" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text ", a Canadian Revolving Loan and a Canadian Incremental Term Loan" at the end of said definition.

     59. The definition of "Excess Cash Flow" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text "Canadian Revolving Loans," immediately before the text "Revolving Loans" appearing in the parenthetical of clause (b)(I) of said definition.

     60. The definition of "Exchange Percentage" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text "(or Face Amount, as applicable)" immediately after the text "principal amount" each place such text appears therein.

     61. The  definition of "Foreign  Revolving  Borrower"  appearing in Section
10.01 of the Credit Agreement is hereby restated in its entirety as follows:

          "Foreign Revolving Borrower" shall mean (i) in the case of Canadian Revolving Loans only, each Canadian Revolving Borrower, and (ii) any other Wholly-Owned Foreign Subsidiary of Silgan that becomes a Revolving Borrower pursuant to Section 5.04(b).

     62. The definition of "Lender Default" appearing in Section 10.01 of the Credit Agreement is hereby amended by deleting the text "or (f)" appearing therein and inserting the text ",(f) or (g)" in lieu thereof.

     63. The definition of "Loan" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text "each Canadian Revolving Loan," immediately before the text "each Revolving Loan" appearing in said definition.

     64. The definition of "Maturity Date" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text "the Canadian Revolving Loan Maturity Date, " immediately before the text "the Revolving Loan Maturity Date" appearing in said definition.

     65. The definition of "Minimum Borrowing Amount" appearing in Section 10.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (iii) of said definition and inserting a comma in lieu thereof and (ii) inserting the text "and (v) for Canadian Revolving Loans maintained, incurred as, or converted into Canadian Prime Rate Loans, Cdn. $1,000,000, and for Canadian Revolving Loans maintained or incurred as, or converted into Bankers' Acceptance Loans, Cdn. $2,000,000" at the end of said definition.

     66. The definition of "Net Insurance Proceeds" appearing in Section 10.01 of the Credit Agreement is hereby restated in its entirety as follows:

          "Net Insurance Proceeds" shall mean, with respect to any Recovery Event, the cash proceeds received by the respective Person therefrom (net of (i) reasonable costs and taxes associated therewith, (ii) except if any Obligations are owing hereunder or under any other Credit Document by the Canadian Incremental Term Loan Borrower or any Canadian Revolving Borrower or any Canadian Revolving Loan Commitments are in effect in the case of insurance or condemnation proceeds received by Silgan or any of its Foreign Subsidiaries solely in respect of the assets or property of Canadian Holdco or any of its Foreign Subsidiaries organized under the laws of Canada (or any province thereof), any amounts required to be applied under the Canadian Credit Facility and (iii) the amount of such insurance or condemnation proceeds required to be used to repay any Indebtedness (other than Indebtedness secured under the Security Documents) which is secured by the respective assets subject to such Recovery Event).

     67. The definition of "Note" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text "each Canadian Revolving Note," immediately before the text "each Revolving Loan Note" appearing in said definition.

     68. The definition of "Notice Office" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text "; provided that in the case of all Borrowings of Canadian Revolving Loans and all notices relating thereto, the "Notice Office" shall, unless otherwise provided above, also include the office of the Canadian Sub-Agent located at 222 Bay Street, Suite 1100, Toronto, Ontario, Canada M5K 1E7" at the end of said definition.

     69. The definition of "Payment Office" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text "; provided that in the case of all payments in respect of Canadian Revolving Loans and Canadian Revolving Loan Commitments and all notices relating thereto, the "Payment Office" shall, unless otherwise provided above, also include the office of the Canadian Sub-Agent located at 222 Bay Street, Suite 1100, Toronto, Ontario, Canada M5K 1E7" at the end of said definition.

     70. The  definition of "Permitted  Debt  Repurchases"  appearing in Section
10.01 of the Credit Agreement is hereby amended by deleting clause (iv) of said definition in its entirety and inserting the following new clause (iv) in lieu thereof:

          "(iv) except as provided in the immediately succeeding sentence, at the time of each such Refinancing and immediately after giving effect thereto, (x) at any time prior to the initial incurrence of any Canadian Revolving Loan and at all times after any subsequent incurrence of Canadian Revolving Loans, the sum of the Total Unutilized Revolving Loan Commitment plus the Dollar Equivalent of the Total Unutilized Canadian Revolving Loan Commitment shall be at least $100,000,000 and (y) at any time after the initial incurrence of any Canadian Revolving Loan, but prior to any subsequent incurrence of Canadian Revolving Loans, the sum of the Total Unutilized Revolving Loan Commitment plus the Dollar Equivalent of the Total Unutilized Canadian Revolving Loan Commitment plus the Dollar Equivalent of any outstanding Canadian Revolving Loans shall be at least $100,000,000."

     71. The definition of "Required Lenders" appearing in Section 10.01 of the Credit Agreement is hereby restated in its entirety as follows:

          "Required Lenders" shall mean Non-Defaulting Lenders the sum of whose outstanding Term Loans, Incremental Term Loan Commitments, Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and RL Percentage of outstanding Swingline Loans and Letter of Credit Outstandings), and Canadian Revolving Loan Commitments (or after the termination thereof, outstanding Canadian Revolving Loans) represent an amount greater than 50% of the sum of (i) all outstanding Term Loans of Non-Defaulting Lenders, (ii) the Total Incremental Term Loan Commitment in respect of all Tranches of Incremental Term Loans less the Incremental Term Loan Commitments of all Defaulting Lenders, (iii) the Total Revolving Loan Commitment less the Revolving Loan Commitments of all Defaulting Lenders (or, if after the Total Revolving Loan Commitment has been terminated, the sum of the then total outstanding Revolving Loans of Non-Defaulting Lenders) and the aggregate RL Percentages of all Non-Defaulting Lenders of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time and (iv) the Total Canadian Revolving Loan Commitment less the Canadian Revolving Loan Commitments of all Defaulting Lenders (or, if after the Total Canadian Revolving Loan Commitment has been terminated, the sum of the then total outstanding Canadian Revolving Loans of Non-Defaulting Lenders). For purposes of this definition, the calculation of the outstanding principal amount of all Alternate Currency Loans shall be determined by taking the Dollar Equivalent thereof at the time of any such calculation."

     72. The definition of "Related  Foreign Company Group" appearing in Section
10.01 of the Credit Agreement is hereby amended by inserting the following new parenthetical at the end of said definition:

          "(as well as any other Subsidiaries of such parents that are incorporated in the same jurisdiction as such Foreign Borrower)"

     73. The definition of "Revolving Borrower" appearing in Section 10.01 of the Credit Agreement is hereby amended by inserting the text ", each Canadian Revolving Borrower (but solely with respect to Canadian Revolving Loans)" immediately after the text "Can Co" appearing therein.

     74. The first sentence of the definition of "Tranche"  appearing in Section
10.01 of the Credit Agreement is hereby restated in its entirety as follows:

          "Tranche" shall mean the respective facilities and commitments utilized in making Loans hereunder, with there being five separate Tranches on the First Amendment Effective Date, i.e., A Term Loans, B Term Loans, Canadian Revolving Loans and Swingline Loans.

     75. The definition of "Type" appearing in Section 10.01 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (i) of said definition, (ii) inserting the text "(other than a Canadian Incremental Term Loan)" immediately after the text "any Alternate Currency Loan" appearing in said definition and (iii) inserting the following new clauses (iii) and (iv) at the end of said definition:

     ", (iii) for any Canadian Incremental Term Loan, the type of such Canadian Incremental Term Loan determined with regard to the interest option available thereto, i.e., whether a Canadian Prime Rate Loan or a B/A Discount Rate Loan and (iv) for any Canadian Revolving Loan, the type of such Canadian Revolving Loan determined with regard to the interest option available thereto, i.e., whether a Canadian Prime Rate Loan or a Bankers' Acceptance Loan".

     76. Section 10.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

          "Aggregate Canadian RL Exposure" shall mean, at any time, the aggregate principal amount (or Face Amount, as applicable) of all Canadian Revolving Loans then outstanding.

          "B/A Discount Proceeds" shall mean, in respect of any Bankers' Acceptance or Draft to be purchased by a Canadian Revolving Lender on any date pursuant to Section 1.01(g) and
     Schedule XI, the difference between (i) the result (rounded to the nearest whole Canadian cent, and with one-half of one
     Canadian cent being rounded up) calculated on such day by dividing the aggregate Face Amount of such Bankers' Acceptance or Draft by the sum of one plus the product of (x) the B/A Discount Rate (expressed as a decimal) applicable to such Bankers' Acceptance or Draft multiplied by (y) a fraction, the numerator of which is the number of days in the term of such Bankers' Acceptance or Draft and the denominator of which is 365, and (ii) the aggregate applicable Drawing Fee with such product being rounded up or down to the fifth decimal place and .000005 being rounded up.

          "B/A  Discount  Note"  shall have the  meaning  provided  in
     Schedule XI.

          "B/A Discount Rate" shall mean:

          (a) with respect to B/A Discount Rate Loans advanced by a Canadian Incremental Term Loan Lender and Bankers' Acceptance Loans accepted and/or purchased by a Canadian Revolving Lender, in each case, that is a Schedule I Bank, the CDOR Rate; and

          (b) with respect to B/A Discount Rate Loans advanced by a Canadian Incremental Term Loan Lender and Bankers' Acceptance Loans accepted and/or purchased by a Canadian Revolving Lender, in each case, that is not a Schedule I Bank, including without limitation, a Schedule II Bank and a Schedule III Bank, the CDOR Rate plus ten (10) basis points (0.10%).

          "B/A Discount Rate Loan" shall mean any Canadian Incremental Term Loan bearing interest at a rate determined by reference to the B/A Discount Rate.

          "B/A  Instruments"   shall  mean,   collectively,   Bankers'
     Acceptances, Drafts and B/A Discount Notes, and, in the singular, any one of them.

          "B/A Lender" shall mean any Canadian Revolving Lender which is not a Non-B/A Lender.

          "Bankers' Acceptance" shall mean a Draft drawn by any Canadian Revolving Borrower and accepted by a Canadian Revolving Lender pursuant to Section 1.01(g) and Schedule XI.

          "Bankers' Acceptance Loans" shall mean (i) the creation of Bankers' Acceptances or (ii) the creation and purchase of completed Drafts and the exchange of such Drafts for B/A Discount Notes, in each case as contemplated in Section 1.01(g) and
     Schedule XI.

          "Canadian Commitment Commission" shall have the meaning provided in Section 3.01(i).

          "Canadian Dollar Equivalent" shall mean, at any time for the determination thereof, the amount of Canadian Dollars which could be purchased with the amount of Dollars involved in such computation at the spot rate of exchange therefor as quoted by the Administrative Agent as of 11:00 A.M. (New York time) on the date two Business Days prior to the date of any determination thereof for purchase on such date (or, in the case of any determination pursuant to Section 1.16 or 12.21 or Section 28 of the US Borrowers/Subsidiaries Guaranty, on the date of determination).

          "Canadian   Dollars"   and   "Cdn.$"   shall   mean   freely
     transferable lawful money of Canada.

          "Canadian Five-Year Period" shall mean the period beginning on the Canadian Incremental Term Loan Borrowing Date and ending on the five-year anniversary thereof.

          "Canadian Incremental Term Loan Borrower" shall mean Silgan Plastics Canada.

          "Canadian Incremental Term Loan Borrowing Date" shall mean the date upon which the Canadian Incremental Term Loan Borrower incurs the Canadian Incremental Term Loans.

          "Canadian Incremental Term Loan Commitment Agreement" shall mean the Incremental Term Loan Commitment Agreement to be entered into on or prior to December 31, 2005 among Silgan, the Canadian Incremental Term Loan Borrower, the financial institutions party thereto as "Incremental Term Loan Lenders" and the Administrative Agent, and acknowledged and to be agreed to by the other Credit Parties.

          "Canadian Incremental Term Loan Commitments" shall mean the Incremental Term Loan Commitments of the Canadian Incremental Term Loan Lenders provided to, and obtained by, the Canadian Incremental Term Loan Borrower pursuant to the Canadian Incremental Term Loan Commitment Agreement.

          "Canadian Incremental Term Loan Lender" shall mean each Lender holding any Canadian Incremental Term Loan and/or any Canadian Incremental Term Loan Commitment.

          "Canadian Incremental Term Loan Maturity Date" shall mean the Incremental Term Loan Maturity Date set forth in the Canadian Incremental Term Loan Commitment Agreement.

          "Canadian Incremental Term Loans" shall mean the Tranche of Incremental Term Loans made pursuant to the Canadian Incremental Term Loan Commitment Agreement.

          "Canadian Prime Rate" shall mean, for any day, the rate of interest per annum equal to the greater of (i) the per annum rate of interest quoted or established as the "prime rate" of the Canadian Sub-Agent which it quotes or establishes for such day as its reference rate of interest in order to determine interest rates for commercial loans in Canadian Dollars in Canada to its Canadian borrowers; and (ii) the arithmetic average rate for Canadian Dollar banker's acceptances having a term of 30 days that appears on Reuters Screen CDOR Page (or such other page as may be selected by the Canadian Sub-Agent as a replacement page for such banker's acceptances if such screen is not available) at approximately 10:00 a.m. (Toronto time) on such day plus 75 basis points per annum, adjusted automatically with each quoted or established change in such rate, all without the necessity of any notice to the Canadian Incremental Term Loan Borrower or any other Person.

          "Canadian Prime Rate Loans" shall mean any Canadian Incremental Term Loan or Canadian Revolving Loan designated or deemed designated as such by the Canadian Incremental Term Loan Borrower or the relevant Canadian Revolving Borrower, as the case may be, at the time of the incurrence thereof or conversion thereto.

          "Canadian Resident" shall mean, in respect of a Canadian Revolving Loan, at any time, a Person who at that time is (a) not a non-resident of Canada for purposes of the Income Tax Act (Canada); (b) an authorized foreign bank deemed to be resident in Canada for purposes of Part XIII of the Income Tax Act (Canada) in respect of all amounts payable to such Person pursuant to such Canadian Revolving Loans; (c) a Canadian partnership, within the meaning of that term for the purposes of paragraph 212(13.1)(b) of the Income Tax Act (Canada); or (d) able to establish to the satisfaction of the Administrative Agent and the Canadian Revolving Borrowers based on applicable law in effect on the date on which it becomes a Canadian Revolving Lender that such Person is not liable for withholding tax pursuant to Part XIII of the Income Tax Act (Canada) in respect of all amounts payable to such Person pursuant to such Canadian Revolving Loans.

          "Canadian Revolving Borrower" shall mean each of Canadian Holdco and Silgan Plastics Canada; it being understood that Canadian Revolving Borrowers shall only be permitted to incur Canadian Revolving Loans under this Agreement.

          "Canadian Revolving Lender" shall mean each Lender which has a Canadian Revolving Loan Commitment or which has any outstanding Canadian Revolving Loans.

          "Canadian Revolving Loan" shall have the meaning provided in
     Section 1.01(g).

          "Canadian Revolving Loan Commitment" shall mean, for each Canadian Revolving Lender, the amount, in Canadian Dollars, set forth opposite such Canadian Revolving Lender's name in Schedule I directly below the column entitled "Canadian Revolving Loan Commitment," as same may be (x) reduced from time to time or terminated pursuant to Sections 3.02, 3.03, 4.02 and/or 9, or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Sections 1.13 and/or 12.04(b).

          "Canadian  Revolving Loan Maturity Date" shall mean June 30,
     2011.

          "Canadian Revolving Note" shall have the meaning provided in
     Section 1.05(a).

          "Canadian   Second-Lien  Holders"  shall  have  the  meaning
     provided in the definition of Permitted Canadian Second-Liens.

          "Canadian Sub-Agent" shall mean Deutsche Bank Canada, or any other affiliate of DBTCA or DBAG designated by DBTCA to act in such capacity.

          "CDOR Rate" shall mean, on any day, the per annum rate of interest which is the rate determined as being the arithmetic average of the two lowest rates applicable to Canadian Dollar bankers' acceptances having identical issue and comparable maturity dates as the B/A Discount Rate Loans or Bankers' Acceptance Loans, as the case may be, proposed to be incurred by the Canadian Incremental Term Loan Borrower or a Canadian Revolving Borrower (as applicable) displayed and identified as such on the display referred to as the "CDOR Page" (or any display substituted therefor) of Reuters Monitor Money Rates Service as at approximately 10:00 A.M. (Local Time) on such day, or if such day is not a Business Day, then on the immediately preceding Business Day (as adjusted by the Canadian Sub-Agent in good faith after 10:00 A.M. (Local Time) to reflect any error in a posted rate of interest or in the posted average annual rate of interest); provided, however, if such a rate does not appear on such CDOR Page, then the CDOR Rate, on any day, shall be the discount rate quoted the Canadian Sub-Agent (determined as of 10:00 A.M. (Local Time)) on such day at which the Canadian Sub-Agent would purchase its own bankers acceptances in a comparable face amount and with comparable maturity dates to the B/A Discount Rate Loans or Bankers' Acceptance Loans, as the case may be, proposed to be incurred by the Canadian Incremental Term Loan Borrower or a Canadian Revolving Borrower (as applicable) on such day, or if such day is not a Business Day, then on the immediately preceding Business Day.

          "Deutsche Bank Canada" shall mean Deutsche Bank AG, Canada Branch, in its individual capacity, and any successor corporation thereto by merger, amalgamation, consolidation or otherwise.

          "Draft" shall mean, at any time, either a depository bill within the meaning of the Depository Bills and Notes Act (Canada), or a bill of exchange, within the meaning of the Bills of Exchange Act (Canada), drawn by any Canadian Revolving Borrower on a Canadian Revolving Lender and bearing such distinguishing letters and numbers as such Canadian Revolving
     Lender may determine, but which at such time has not been completed or accepted by such Canadian Revolving Lender.

          "Drawing Date" shall mean any Business Day fixed pursuant to
     Schedule XI for the creation of Bankers' Acceptances or the purchase of completed Drafts and the exchange thereof for B/A Discount Notes, in each case by a Canadian Revolving Lender pursuant to Schedule XI.

          "Drawing Fee" shall mean, in respect of a Draft drawn by any Canadian Revolving Borrower hereunder and accepted by a B/A Lender or a Draft purchased by a Non-B/A Lender, a fee calculated on the Face Amount of such Draft at a rate per annum equal to the Applicable Margin that would be payable with respect to a Revolving Loan maintained as a Eurodollar Loan drawn on the Drawing Date of such Draft. Drawing Fees shall be calculated on the basis of the term to maturity of the Draft and a year of 365 days.

          "Face Amount" shall mean, in respect of a Draft, Bankers' Acceptance or B/A Discount Note, as the case may be, the amount payable to the holder thereof on its maturity. The Face Amount of any Bankers' Acceptance Loan shall be equal to the aggregate Face Amounts of the underlying Bankers' Acceptances, B/A Discount Notes or Drafts, as the case may be.

          "First Amendment Effective Date" shall have the meaning provided in the First Amendment, dated as of December 19, 2005, to this Agreement.

          "Individual Canadian RL Exposure" shall mean, at any time for any Canadian Revolving Lender, the aggregate principal amount (or Face Amount, as applicable) of all Canadian Revolving Loans made by such Canadian Revolving Lender and outstanding at such time.

          "Non-B/A Lender" shall mean any Canadian Revolving Lender which is unwilling or unable to create Bankers' Acceptances by accepting Drafts and which has identified itself as a "Non-B/A Lender" by written notice to any relevant Canadian Revolving Borrower.

          "Offer to Prepay Canadian Incremental Term Loans" shall have the meaning provided in Section 4.02(k)(II).

          "Offer to Prepay Notice" shall have the meaning  provided in
     Section 4.02(k)(II).

          "Permitted Canadian Second-Liens" shall mean second priority Liens granted pursuant to the proviso contained in Section 8.01(xiv) on the assets of Canadian Holdco and/or any of its Foreign Subsidiaries that are organized under the laws of Canada (or any province thereof) to secure the obligations under the Canadian Credit Facility; provided that (i) such second priority Liens do not extend to any other assets of any Borrower or any of its other Subsidiaries, (ii) all collateral in respect of such second priority Liens is also subject to a first priority Lien granted in favor of the applicable Secured Creditors in respect of the Obligations of the Canadian Incremental Term Borrower and/or the Canadian Revolving Borrowers and any Guaranties in connection therewith and (iii) the priority of such second priority Liens relative to the Liens created by or purported to be created by any Security Document in respect of the Obligations of the Canadian Incremental Term Borrower and/or the Canadian Revolving Borrowers and any guaranties in connection therewith and the related rights as between the applicable Secured Creditors and any Person holding obligations secured by such second priority Liens, including, without limitation, any "collateral agent",

     "security agent" or similar term (all such Persons, collectively, the "Canadian Second-Lien Holders") shall be governed by intercreditor and subordination arrangements, pursuant to documentation in form and substance, and on terms and conditions, in each case, reasonably acceptable to the Administrative Agent.

          "Schedule I Bank" shall mean a bank that is a Canadian chartered bank listed on Schedule I to the Bank Act (Canada).

          "Schedule II Bank" shall mean a bank that is a Canadian chartered bank listed on Schedule II to the Bank Act (Canada).

          "Schedule III Bank" shall mean an authorized foreign bank listed on Schedule III to the Bank Act (Canada).

          "Total Unutilized Canadian Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the then Total Canadian Revolving Loan Commitment less (y) the sum of the aggregate principal amount (or Face Amount, as applicable) of all Canadian Revolving Loans then outstanding.

          "Unutilized Canadian Revolving Loan Commitment" with respect to any Canadian Revolving Lender, at any time, shall mean such Canadian Revolving Lender's Canadian Revolving Loan Commitment at such time less the aggregate principal amount (or Face Amount, as applicable) of all Canadian Revolving Loans made by such Canadian Revolving Lender and outstanding at such time.

     77. Section 11.01 of the Credit Agreement is hereby amended by deleting the first sentence of said Section in its entirety and inserting the following new sentence in lieu thereof:

          "The Lenders hereby irrevocably designate and appoint (i) Deutsche Bank as Administrative Agent and (ii) Deutsche Bank Canada as the Canadian Sub-Agent (for purposes of this Section 11 and Section 12.01, the term "Administrative Agent" also shall include Deutsche Bank in its capacity as Collateral Agent pursuant to the Security Documents and Deutsche Bank Canada as the Canadian Sub-Agent) to act as specified herein and in the other Credit Documents."

     78. Section 11 of the Credit Agreement is hereby further amended by inserting the following new Section 11.11 immediately after Section 11.10:

          "11.11 Quebec Security. For greater certainty, and without limiting the powers of the Collateral Agent hereunder or under any of the other Credit Documents, each Canadian Revolving Borrower and the Canadian Incremental Term Loan Borrower hereby acknowledges that the Collateral Agent shall, for purposes of holding any security granted by such Canadian Revolving Borrower, the Canadian Incremental Term Loan Borrower or by any of their respective Subsidiaries on property pursuant to the laws of the Province of Quebec to secure Obligations of such Canadian Revolving Borrower, the Canadian Incremental

     Term Loan Borrower or such Subsidiary under any bond or debenture (the "Quebec Secured Obligations"), be the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of the Civil Code of Quebec) for all present and future holders of any bond or debenture. Each of the Lenders, for itself and for all present and future affiliates that are or may become a Secured Creditor and each Agent hereby irrevocably constitutes, to the extent necessary, the Collateral Agent as the holder of an irrevocable power of attorney (fonde de pouvoir) (within the meaning of Article 2692 of the Civil Code of Quebec) in order to hold security granted by any of the Canadian Revolving Borrowers, the Canadian Incremental Term Loan Borrower or by any of their respective Subsidiaries in the Province of Quebec to secure the Quebec Secured Obligations. Each assignee (for itself and for all present and future affiliates) of a Lender and each Agent shall be deemed to have confirmed and ratified the constitution of the Collateral Agent as the holder of such irrevocable power of
     attorney   (fonde  de  pouvoir)  by  execution  of  the  relevant
     Assignment and Assumption Agreement or other relevant documentation. Notwithstanding the provisions of Section 32 of the Act respecting the special powers of legal persons (Quebec), the Collateral Agent may acquire and be the holder of any bond or debenture. Each Canadian Revolving Borrower and the Canadian Incremental Term Loan Borrower hereby acknowledges that such bond or debenture constitutes a title of indebtedness, as such term is used in Article 2692 of the Civil Code of Quebec."

     79. Section 12.04(b) of the Credit Agreement is hereby amended by (i) inserting the text "(or the Dollar Equivalent thereof in the case of Alternate Currency Incremental Term Loans)" immediately after the text "$1,000,000" appearing in clause )(y) of the first sentence of said Section, (ii) inserting the text "and/or Canadian Revolving Loan Commitments" immediately after the text "Revolving Loan Commitments" appearing in clause (iii) of the second proviso contained in said Section, (iii) deleting the text "and" appearing immediately after clause (iv) of the second proviso contained in said Section, and (iv) inserting the text "(vi) for the avoidance of doubt, no assignment of Canadian Incremental Term Loans or Canadian Incremental Term Loan Commitments shall constitute or be deemed to constitute a new obligation of the Canadian Incremental Term Loan Borrower as a result of such assignment, and (vii) prior to the occurrence of a Sharing Event, no Canadian Revolving Lender may assign any portion of its Canadian Revolving Loan Commitment (or related Obligations) to any Person who is not a Canadian Resident" immediately after clause (v) of the second proviso contained in said Section.

     80. Section 12.06(b) of the Credit Agreement is hereby amended by inserting
the  text  "(or  Face  Amount,  as  applicable)"   immediately  after  the  text
"principal" appearing in said definition.

     81. Section 12.07(b) of the Credit Agreement is hereby restated in its entirety as follows:

          "(b) All computations of interest, Commitment Commission, Canadian Commitment Commission and other Fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day; except that in the case of Letter of Credit Fees and Facing Fees, the last day shall be included) occurring in the period for which such interest, Commitment Commission, Canadian Commitment Commission or other Fees are payable, provided, however, that (i) all computations of interest on Alternate Currency Loans denominated in Pounds Sterling, (ii) all computations of interest on Canadian Prime Rate Loans (iii) all computations of Drawing Fees, in each case shall be made on the basis of a year of 365 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable."

     82. Section 12.07 of the Credit Agreement is further amended by inserting the following new clause (d) at the end of said Section:

          "(d) For purposes of the Interest Act (Canada) with respect to Canadian Incremental Term Loans or Canadian Revolving Loans, whenever any interest, fees or commission to be paid hereunder or in connection herewith is to be calculated on the basis of any period of time that is other than the number of days in such year, the yearly rate to which the rate used in such calculation is equivalent is the rate so used multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by 360, 365 or 366, as applicable. The rates of interest under the Agreement are nominal rates, and not effective rates or yields. The principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement."

     83. Section 12.12(a) of the Credit Agreement is hereby amended as follows:

          (i) inserting the text "or extend the stated maturity of the Total Canadian Revolving Loan Commitment beyond the Canadian Revolving Loan Maturity Date" immediately after the text "Revolving Loan Maturity Date" appearing in clause (i) of the first proviso thereof;

          (ii) inserting the text "(or Face Amount, as applicable)" immediately after the text "or reduce the principal amount" appearing in clause (i) of the first proviso thereof;

          (iii) inserting the text "1.01(g)," immediately after the text "1.01(f)," appearing in clause (vi) of the first proviso thereof; and

          (iv) inserting the text "and Schedule XI" immediately after the text "and 11.06" appearing in clause (vi) of the first proviso thereof.

     84. Section 12.12(b) of the Credit Agreement is hereby amended by restating clause (B) of said Section in its entirety as follows:

          "(B) terminate such non-consenting Lender's Revolving Loan Commitment, Canadian Revolving Loan Commitment and/or Incremental Term Loan Commitment, as the case maybe (if such Lender's consent is required as a result of its Revolving Loan Commitment, Canadian Revolving Loan

     Commitment and/or Incremental Term Loan Commitment) and/or repay each Tranche of outstanding Loans of such Lender which gave rise to the need to obtain such Lender's consent and/or cash collateralize its applicable RL Percentage of the Letter of Credit of Outstandings, in accordance with Sections 3.02(b) and/or 4.01(b); provided that if any Bankers' Acceptance Loans (or B/A Discount Notes) of such non-consenting Lender are outstanding at the time of such termination (which do not mature at the time of such termination), at the option of such non-consenting Lender, (i) the Canadian Revolving Borrowers shall repay the Face Amount of such Bankers' Acceptance Loans (and B/A Discount Notes) to such non-consenting Lender or (ii) the Canadian Revolving Borrowers shall enter into cash collateral arrangements with such non-consenting Lender and the Administrative Agent as are reasonably satisfactory to them in respect of such Bankers' Acceptance Loans (and B/A Discount Notes),"

     85. The Credit Agreement is hereby further amended by (i) adding Schedule XI hereto as Schedule XI thereto, (ii) adding the text "Schedule XI Provisions Relating to Bankers' Acceptances, Bankers' Acceptance Loans and B/A Discount Notes" to the Table of Contents of the Credit Agreement immediately below the text "Schedule X Certain Leasehold Sites" appearing therein and (iii) adding the text "Exhibit B-6 Form of Canadian Revolving Note" to the Table of Contents of the Credit Agreement immediately below the text "Exhibit B-5 Form of Swingline Note".

     86. The Credit Agreement is hereby further amended by (i) replacing Exhibits A-1 and A-2 thereto with Exhibits A-1 and A-2 attached hereto, (ii) adding Exhibit B-6 attached hereto as Exhibit B-6 of the Credit Agreement and
(iii)  appending  Schedule I of the Credit  Agreement  with the  information  on
Schedule I attached hereto .

B. Amendments to US Pledge Agreement
   ---------------------------------

     1. Section 3.1 of the US Pledge Agreement is hereby amended by inserting the following new sentence immediately after the last sentence of said Section:

          "Notwithstanding anything to the contrary contained in this Agreement or in any other Security Document, the pledge by any Pledgor under this Agreement or under any other Security Document of the Voting Stock of any Foreign Corporation in excess of 65% of the Voting Stock of such Foreign Corporation, and the term "Collateral" (as defined herein or in any such other Security Document) to the extent including such excess, shall, in each case, (i) only secure the obligations owing by a Foreign Credit Party to a Secured Creditor under any Credit Document (or any guaranty thereof by a US Credit Party) and (ii) except as provided in preceding clause (i), not secure any obligations (direct or indirect) owing by a US Credit Party to a Secured Creditor under any Credit Document. "

C. Agreements
   ----------

     1. Notwithstanding anything to the contrary contained in the Credit Agreement (including Sections 3.02 and 12.12(a) thereof), on the First Amendment Effective Date (as defined below) the Borrower and the Lenders hereby agree that (i) the Revolving Loan Commitment of each Revolving Lender listed on Schedule I hereto shall be permanently reduced by the Dollar Equivalent of the Canadian Revolving
Commitment set forth opposite such Revolving Lender's (or its Canadian affiliate's) name on Schedule I hereto, (ii) Schedule I of the Credit Agreement shall be deemed modified to reflect the Revolving Loan Commitments and Canadian Revolving Loan Commitments after giving effect to immediately preceding clause
(i), and (iii) immediately after giving effect to the agreements made in immediately preceding clauses (i) and (ii) above, take such actions (including, without limitation, making any repayments required thereby), if any, required under Section 4.02(a) of the Credit Agreement.

     2. Immediately after giving effect to the reductions to the Revolving Loan Commitments pursuant to Section C.1. of this Amendment, each Revolving Borrower shall, in coordination with the Administrative Agent, repay outstanding Revolving Loans of certain of the Revolving Lenders, and incur additional Revolving Loans from certain other Revolving Lenders, in each case to the extent necessary so that all of the Revolving Lenders participate in each outstanding Borrowing of Revolving Loans pro rata on the basis of their respective Revolving Loan Commitments (immediately after giving effect to the reductions to the Revolving Loan Commitments pursuant to Section C.1. of this Amendment) and with the Revolving Borrowers being obligated to pay to the respective Revolving Lenders any costs of the type referred to in Section 1.11 of the Credit Agreement in connection with any such repayment and/or Borrowing.

D. Miscellaneous Provisions
   ------------------------

     1. Silgan represents and warrants that neither it nor any of its Subsidiaries has incurred any Incremental Term Loans pursuant to Section 1.14 of the Credit Agreement or any Incremental Revolving Loan Commitments pursuant to
Section 1.15 of the Credit Agreement, in either case prior to the Initial Effective Date (as defined below).

     2. In order to induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Initial Effective Date and the First Amendment Effective Date, both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date), and (ii) there exists no Default or Event of Default on the Initial Effective Date and First Amendment Effective Date, both before and after giving effect to this Amendment.

     3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Silgan and the Administrative Agent.

     5. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     6. The provisions of Section A. of this Amendment (excluding those provisions relating exclusively to the Total Canadian Revolving Loan Commitment and the ability to incur any Canadian Revolving Loans pursuant thereto) and Section B of this Amendment shall become effective on the date (the "Initial Effective Date") when: (i) each Borrower (including each Canadian Revolving Borrower) and the Required Lenders (determined without giving effect to this Amendment) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the applicable Notice Office; and (ii) each Canadian Revolving Borrower shall have satisfied each of the requirements set forth in Section 8.11 of the Credit Agreement to the same extent as if such Canadian Revolving Borrower was a Credit Party on the Initial Borrowing Date (including all actions pursuant to clause (iv) of such Section 8.11 and receipt by the Administrative Agent from Fasken Martineau DuMoulin LLP, an opinion addressed to the Administrative Agent and each of the Lenders and dated the Initial Effective Date covering such matters incident to the transactions contemplated herein as the Administrative Agent may reasonably request).

     7. The provisions of Section C. of this Amendment and the provisions of Section A of this Amendment relating to the Total Canadian Revolving Loan Commitment and the ability to incur Canadian Revolving Loans pursuant thereto shall become effective on the date (the "First Amendment Effective Date") when
(i) each Revolving Lender existing on such date and each Canadian Revolving Lender listed on Schedule I attached hereto shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent at the applicable Notice Office and (ii) the Initial Effective Date shall have occurred.

     8. Each Person providing a Canadian Revolving Loan Commitment on the First Amendment Effective Date hereby represents to the Administrative Agent, Silgan and each Canadian Revolving Borrower, that such Person is: (a) not a non-resident of Canada for purposes of the Income Tax Act (Canada); (b) an authorized foreign bank deemed to be resident in Canada for purposes of Part XIII of the Income Tax Act (Canada) in respect of all amounts payable to such Person pursuant to any loans or extensions of credit under the Credit Agreement (as in effect of the First Amendment Effective Date); (c) a Canadian partnership, within the meaning of that term for the purposes of paragraph 212(13.1)(b) of the Income Tax Act (Canada); or (d) not liable for withholding tax pursuant to Part XIII of the Income Tax Act (Canada) in respect of all amounts payable to such Person with respect to any loans made by such Person under the Credit Agreement (as in effect on the First Amendment Effective Date).

     9. From and after each of the Initial Effective Date and the First Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the Initial Effective Date or the First Amendment Effective Date, as the case may be.

                                      * * *

     IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                              SILGAN HOLDINGS INC.


                              By: /s/ Frank W. Hogan, III
                                  ---------------------------------------------
                                  Title: Senior Vice President, General Counsel
                                         and Secretary

                              SILGAN CONTAINERS CORPORATION
                              SILGAN PLASTICS CORPORATION
                              SILGAN CONTAINERS MANUFACTURING
                                 CORPORATION
                              SILGAN CAN COMPANY
                              827599 ONTARIO INC.
                              SILGAN PLASTICS CANADA INC.


                              By: /s/ Frank W. Hogan, III
                                  ---------------------------------------------
                                  Title: Vice President and Secretary

                              DEUTSCHE BANK AG NEW YORK BRANCH,
                              Individually and as Administrative Agent


                              By: /s/ Omayra Laucella
                                  ---------------------------------------------
                                  Title: Vice President


                              By: /s/ Carin M. Keegan
                                  ---------------------------------------------
                                  Title: Vice President

                             SIGNATURE PAGE TO THE FIRST AMENDMENT TO THE CREDIT AGREEMENT AND US PLEDGE AGREEMENT, DATED AS OF DECEMBER 19, 2005, AMONG SILGAN HOLDINGS INC., SILGAN CONTAINERS CORPORATION, SILGAN PLASTICS CORPORATION, SILGAN CONTAINERS MANUFACTURING CORPORATION, SILGAN CAN COMPANY, SILGAN PLASTICS CANADA INC., 827599 ONTARIO INC., THE LENDERS FROM TIME TO TIME PARTY TO THE CREDIT AGREEMENT, AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, AND ACKNOWLEDGED AND AGREED TO BY EACH OF THE OTHER CREDIT PARTIES.


                             NAME OF INSTITUTION:

                             DEUTSCHE BANK AG, CANADA BRANCH

                             By: /s/ Robert A. Johnston
                                 ----------------------------------------------
                                 Title: Vice President


                             By: /s/ Paul Jurist
                                 ----------------------------------------------
                                 Title: Managing Director and Principal Officer



                             BANK OF AMERICA, N.A. (CANADA BRANCH)

                             By: /s/ Medina Sales de Andrade
                                 ----------------------------------------------
                                 Title: Assistant Vice President

                             AIB DEBT MANAGEMENT LIMITED

                             By: /s/ Joseph Augustini
                                 ----------------------------------------------
                                 Title: Vice President
                                        Investment Advisor to AIB Debt
                                        Management Limited

                             By: /s/ Mark K. Connelly
                                 ----------------------------------------------
                                 Title: Vice President
                                        Investment Advisor to AIB Debt
                                        Management Limited

                             ALLIED IRISH BANKS, P.L.C.

                             By: /s/ Joseph S. Augustini
                                 ----------------------------------------------
                                 Title: Vice President

                             By: /s/ Mark K. Connelly
                                 ----------------------------------------------
                                 Title: Vice President

                             BANK LEUMI USA

                             By: /s/ Joung Hee Hong
                                 ----------------------------------------------
                                 Title: Vice President

                             BANK OF AMERICA, N.A.

                             By: /s/ Colleen M Briscoe
                                 ----------------------------------------------
                                 Title: Vice President

                             BANK OF CHINA, NEW YORK BRANCH

                             By: /s/ William W. Smith
                                 ----------------------------------------------
                                 Title: Deputy General Manager

                             THE BANK OF EAST ASIA, LTD, NEW YORK BRANCH

                             By: /s/ Stanley H. Kung
                                 ----------------------------------------------
                                 Title: SVP & Chief Lending Officer

                             By: /s/ Douglas E. Price
                                 ----------------------------------------------
                                 Title: SVP & Chief Credit Officer

                             THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

                             By: /s/ Mark McGoldrick
                                 ----------------------------------------------
                                 Title: Managing Director

                             By: /s/ Brian Williams
                                 ----------------------------------------------
                                 Title: Vice President

                             BNP PARIBAS

                             By: /s/ Rick Pace
                                 ----------------------------------------------
                                 Title: Managing Director

                             By: /s/ Angela Bentley-Arnold
                                 ----------------------------------------------
                                 Title: Vice President

                             THE BANK OF NEW YORK

                             By: /s/ Roger Grossman
                                 ----------------------------------------------
                                 Title: Vice President

                             BANK OF TOKYO-MITSUBISHI TRUST COMPANY

                             By: /s/ Karen A. Brinkman
                                 ----------------------------------------------
                                 Title: Vice President

                             BRAYMOOR & CO.
                               By: Bear Stearns Asset Management, Inc. as its
                                   attorney-in-fact

                             By: /s/ Niall D. Rosenzweig
                                 ----------------------------------------------
                                 Title: Managing Director

                             BEAR STEARNS INSTITUITIONAL LOAN MASTER FUND
                               By: Bear Stearns Asset Management, Inc. as its
                                   attorney-in-fact

                             By: /s/ Niall D. Rosenzweig
                                 ----------------------------------------------
                                 Title: Managing Director

                             CHANG HWA COMMERCIAL BANK, LTD., NEW YORK

                             By: /s/ Jim C.Y. Chen
                                 ----------------------------------------------
                                 Title: VP & General Manager

                             CREDIT INDUSTRIEL ET COMMERCIAL

                             By: /s/ Anthony Rock
                                 ----------------------------------------------
                                 Title: Vice President

                             By: /s/ Brian O'Leary
                                 ----------------------------------------------
                                 Title: Vice President

                             CITIZENS BANK OF MASSACHUSETTS

                             By: /s/ Cindy Chen
                                 ----------------------------------------------
                                 Title: Senior Vice President

                             COBANK, ACB

                             By: /s/ Michael Ryno
                                 ----------------------------------------------
                                 Title: Assistant Vice President

                             COMMERZBANK AG, NEW YORK AND GRAND CAYMAN BRANCHES

                             By: /s/ Andrew P. Lusk
                                 ----------------------------------------------
                                 Title: Vice President

                             By: /s/ Barbara Peters
                                 ----------------------------------------------
                                 Title: Assistant Treasurer

                             DZ BANK AG-DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK

                             By: /s/ Bernd Franke
                                 ----------------------------------------------
                                 Title: Senior Vice President

                             By: /s/ James A. Kyprios
                                 ----------------------------------------------
                                 Title: Vice President

                             ERSTE BANK

                             By: /s/ Brandon A. Meyerson
                                 ----------------------------------------------
                                 Title: Vice President Erste Bank New York
                                        Branch

                             By: /s/ Bryan J. Lynch
                                 ----------------------------------------------
                                  Title: First Vice President

                             FIRST INDIANA BANK, N.A.

                             By: /s/ David A. Linville
                                 ----------------------------------------------
                                 Title: Vice President

                             FORTIS CAPITAL CORP.

                             By: /s/ Douglas V. Riahi
                                 ----------------------------------------------
                                 Title: Managing Director

                             By: /s/ Paul Naumann
                                 ----------------------------------------------
                                 Title: Managing Director

                             GENERAL ELECTRIC CAPITAL CORPORATION

                             By: /s/ Brian Schwinn
                                 ----------------------------------------------
                                 Title: Duly Authorized Signatory

                             ING CAPITAL LLC

                             By: /s/ Gil Kirkpatrick
                                 ----------------------------------------------
                                 Title: Director

                             JPMORGAN CHASE BANK, N.A.

                             By: /s/ D. Scott Farquhar
                                 ----------------------------------------------
                                 Title: Vice President

                             LASALLE BANK NATIONAL ASSOCIATION

                             By: /s/ Lincoln Schoff
                                 ----------------------------------------------
                                 Title: Senior Vice President

                             MIZUHO CORPORATE BANK, LTD.

                             By: /s/ Robert Gallagher
                                 ----------------------------------------------
                                 Title: Senior Vice President

                             MORGAN STANLEY BANK

                             By: /s/ Daniel Twenge
                                 ----------------------------------------------
                                 Title: Vice President
                                        Morgan Stanley Bank

                             NATIONAL CITY BANK

                             By: /s/ Michael Pearl
                                 ----------------------------------------------
                                 Title: Account Officer

                             NORTH FORK BUSINESS CAPITAL

                             By: /s/ Ronald Walker
                                 ----------------------------------------------
                                 Title: Vice President

                             THE NORTHERN TRUST COMPANY

                             By: /s/ Jeffrey B. Clark
                                 ----------------------------------------------
                                 Title: Senior Vice President

                             PEOPLE'S BANK

                             By: /s/ Francis J. McGinn
                                 ----------------------------------------------
                                 Title: Vice President

                             COOPERATIEVE CENTRALE RAIFFEISEN-
                             BOERENLEENBANK B.A. "RABOBANK
                             INTERNATIONAL", NEW YORK BRANCH

                             By: /s/ Betty Mills
                                 ----------------------------------------------
                                 Title: Executive Director

                             By: /s/ Brett Delfino
                                 ----------------------------------------------
                                 Title: Executive Director

                             SUMITOMO MITSUI BANKING CORPORATION

                             By: /s/ David A. Buck
                                 ----------------------------------------------
                                 Title: Senior Vice President

                             SOVEREIGN BANK

                             By: /s/ Daniel M. Grondin
                                 ----------------------------------------------
                                 Title: Senior Vice President

                             UFJ BANK LIMITED

                             By: /s/ Stephen C. Small
                                 ----------------------------------------------
                                 Title: Senior Vice President & Area Manager

                             UNION BANK OF CALIFORNIA, N.A.

                             By: /s/ Matthew R. Krajniak
                                 ----------------------------------------------
                                 Title: Assistant Vice President

                             UNITED OVERSEAS BANK LIMITED, NY AGENCY

                             By: /s/ Wong, Kwong Yew
                                 ----------------------------------------------
                                 Title: FVP & General Manager

                             By: /s/ Philip Cheong
                                 ----------------------------------------------
                                 Title: VP & Deputy General Manager

                             U.S. BANK N.A.

                             By: /s/ M. Scott Donaldson
                                 ----------------------------------------------
                                 Title: Vice President
                                        U.S. Bank, N.A.

                             WACHOVIA BANK, NATIONAL ASSOCIATION

                             By: /s/ J. Andrew Phelps
                                 ----------------------------------------------
                                 Title: Vice President

                             WEBSTER BANK, NATIONAL ASSOCIATION

                             By: /s/ Barbara Agostini Keegan
                                 ----------------------------------------------
                                 Title: Vice President

ACKNOWLEDGED AND AGREED
AS OF THE DATE WRITTEN ABOVE:

SILGAN LLC
   By: Silgan Containers Corporation,
       as Manager
SILGAN CORPORATION
RXI PLASTICS, INC.
SILGAN CLOSURES CORPORATION
SILGAN CLOSURES LLC
SILGAN CLOSURES HOLDING COMPANY
SILGAN CLOSURES INTERNATIONAL HOLDING COMPANY
SILGAN EQUIPMENT COMPANY
SILGAN TUBES CORPORATION
SILGAN TUBES HOLDING COMPANY
828745 ONTARIO INC.
827599 ONTARIO INC.
SILGAN PLASTICS CANADA INC.


By: /s/ Frank W. Hogan, III
    -------------------------------------------
    Title: Vice President and Secretary

                                                                     SCHEDULE XI
                                                                     -----------

        Provisions Relating to Bankers' Acceptances, Bankers' Acceptance
        ----------------------------------------------------------------
                          Loans and B/A Discount Notes
                          ----------------------------

BANKERS' ACCEPTANCES

Acceptances and Drafts.

     1. Each Canadian Revolving Lender severally agrees, on the terms and conditions of the Credit Agreement and this Schedule XI and from time to time on any Business Day prior to the Canadian Revolving Loan Maturity Date (i) in the case of a B/A Lender to create Bankers' Acceptances by accepting Drafts and to purchase such Bankers' Acceptances in accordance with Section 6 of this Schedule XI and the Credit Agreement and (ii) in the case of a Non-B/A Lender, to purchase completed Drafts (which have not and will not be accepted by such Lender or any other Canadian Incremental Term Loan Lender) in accordance with
Section 6 of this Schedule XI and the Credit Agreement.

     2. Each Bankers' Acceptance shall be in a minimum Face Amount of Cdn.$1,000,000 and in an integral multiple of Cdn.$100,000, and shall consist of the creation and purchase of Bankers' Acceptances or the purchase of Drafts on the same day, in each case for the B/A Discount Proceeds, effected or arranged by the Canadian Revolving Lenders in accordance with Section 6 of this Schedule XI and the Credit Agreement and their respective Canadian Revolving Loan Commitments.

     3. If the Administrative Agent or Canadian Sub-Agent determines that the Bankers' Acceptances to be created and purchased or Drafts to be purchased on the making of any Bankers' Acceptance Loan (upon a conversion or otherwise) will not be created and purchased ratably by the Canadian Revolving Lenders in accordance with this Schedule XI and the Credit Agreement, then (i) the requested Face Amount of Bankers' Acceptances and Drafts shall be reduced to such lesser amount as the Administrative Agent or Canadian Sub-Agent determines will permit ratable sharing and (x) the amount by which the requested Face Amount shall have been so reduced shall be converted or continued, as the case may be, as a Canadian Prime Rate Loan to be made contemporaneously with the making of such Bankers' Acceptance Loan or (y) each Canadian Revolving Borrower may cancel part of, or withdraw in its entirety, the related Notice of Borrowing, or (ii) the Administrative Agent or Canadian Sub-Agent may, acting reasonably at the request of any Canadian Revolving Borrower, deem any Notice of Borrowing delivered in such circumstances of a Bankers' Acceptance Loan to be, in its entirety, a Notice of Borrowing for Canadian Prime Rate Loans, and make a Canadian Prime Rate Loan to such Canadian Revolving Borrower in the full amount as originally requested as a Bankers' Acceptance Loan in such Notice of Borrowing.

Form of Drafts.

     4. Each Draft presented by a Canadian Revolving Borrower shall (i) be in a minimum Face Amount of Cdn. $1,000,000 and in an integral multiple of Cdn.$100,000, (ii) be dated the date of the making of such Bankers' Acceptance Loan, and (iii) mature and be payable by the Canadian Revolving Borrower (in common with all other Drafts presented in connection with such Bankers' Acceptance Loan) on a Business Day which occurs approximately 30, 60, 90 or 180 days (or such longer period as the Administrative Agent or Canadian Sub-Agent and each Canadian Revolving Lender may agree) at the election of the relevant Canadian Revolving Borrower after the Drawing Date and on or prior to the Maturity Date.

Procedure for Drawing

     5. Each Bankers' Acceptance Loan shall be made in accordance with the notice provisions given by any Canadian Revolving Borrower by way of a Notice of Borrowing to the Canadian Sub-Agent as set forth in Section 1.03 of the Credit Agreement.

     6. Not later than 2:00 p.m. (Toronto time) on an applicable Drawing Date, each Canadian Revolving Lender shall complete one or more Drafts in accordance with the Notice of Borrowing and either (i) accept the Drafts and purchase the Bankers' Acceptances so created for the B/A Discount Proceeds, or (ii) purchase the Drafts for the B/A Discount Proceeds. In each case, upon receipt of the B/A Discount Proceeds and upon fulfillment of the applicable conditions set forth in
Section 5.02 of the Credit Agreement, the Canadian Sub-Agent shall make funds available to the relevant Canadian Revolving Borrower.

     7. Each Canadian Revolving Borrower shall, at the request of any Canadian Revolving Lender, issue one or more non-interest bearing promissory notes (each a "B/A Discount Note") payable on the date of maturity of the unaccepted Draft referred to below in this section, in such form as such Canadian Revolving Lender may specify and in a principal amount equal to the Face Amount of, and in exchange for, any unaccepted Drafts which the Canadian Revolving Lender has purchased in accordance with Section 6 of this Schedule XI and the Credit Agreement.

     8. Bankers' Acceptances purchased by a Canadian Revolving Lender may be held by it for its own account until the contract maturity date or sold by it at any time prior to that date in any relevant Canadian market in such Lender's sole discretion. Each Canadian Revolving Borrower hereby renounces, and shall not claim or request or require any Lender to claim, any days of grace for the payment of any Bankers' Acceptance.

Presigned Draft Forms.

     9. To enable the Canadian Revolving Lenders to create Bankers' Acceptances or complete Drafts in the manner specified in this Schedule XI and the Credit Agreement, each Canadian Revolving Borrower shall supply each Canadian Revolving Lender with such number of Drafts as it may reasonably request, duly endorsed and executed on behalf of such Canadian Revolving Borrower. No Canadian Revolving Lender shall be responsible or liable for its failure to accept and/or purchase a B/A Instrument if the cause of such failure is, in whole or in part, due to the failure of any Canadian Revolving Borrower to provide duly executed and endorsed B/A Instruments to such Canadian Revolving Lender on a timely basis. Each Canadian Revolving Lender will exercise such care in the custody and safekeeping of Drafts as it would exercise in the custody and safekeeping of similar property owned by it and will, upon request by the Canadian Revolving Borrower, promptly advise the Canadian Revolving Borrower of the number and designations, if any, of uncompleted Drafts held by it for the Canadian Revolving Borrower. The signature of any officer of the Canadian Revolving Borrower on a Draft may be mechanically reproduced and B/A Instruments bearing facsimile signature shall be binding upon the Canadian Revolving Borrower as if they had been manually signed. Even if the individuals whose manual or facsimile signature appears on any B/A Instrument no longer hold office on the date of signature, at the date of its acceptance by the Canadian Revolving Lender or at any time after such date, any B/A Instrument so signed shall be valid and binding upon each Canadian Revolving Borrower.

     10. Upon the request of any Canadian Revolving Lender, each Canadian Revolving Borrower shall provide to such Canadian Revolving Lender a power of attorney to complete, sign, endorse and issue B/A Instruments on behalf of such Canadian Revolving Borrower in form and substance satisfactory to such Canadian Revolving Lender. Alternatively, at the request of any Canadian Revolving
Lender, each Canadian Revolving Borrower shall deliver to such lender a "depository bill" which complies with the requirements of the Depository Bills and Notes Act (Canada), and hereby consents to the deposit of any Bankers' Acceptance in the form of a depository bill in the book-based debt clearance systems maintained by the Canadian Depository of Securities Limited or other recognized clearing house. In such circumstances, the delivery of Bankers' Acceptances shall be governed by the clearance procedures established thereunder.

Payment, Conversion or Renewal of B/A Instruments.

     11. Upon the maturity of a B/A Instrument, each Canadian Revolving Borrower may (i) elect to issue a replacement B/A Instrument by giving a Notice of Borrowing in accordance with Section 1.03 of the Credit Agreement, (ii) elect to have all or a portion of the Face Amount of the B/A Instrument converted to a Canadian Prime Rate Loan by giving a Notice of Borrowing in accordance with
Section 1.03 of the Credit Agreement, or (iii) pay, on or before 12:00 Noon (Toronto time) on the maturity date for the B/A Instrument, an amount in Canadian Dollars equal to the Face Amount of the B/A Instrument (notwithstanding that the Canadian Revolving Lender may be the holder of it at maturity). Any such payment shall satisfy the Canadian Revolving Borrower's obligations under the B/A Instrument to which it relates and the relevant Canadian Revolving Lender shall then be solely responsible for the payment of the B/A Instrument.

     12. If any Canadian Revolving Borrower fails to pay any B/A Instrument when due or issue a replacement in the Face Amount of such B/A Instrument pursuant to
Section 11 of this Schedule XI or fails to elect to convert all or a portion of the Face Amount of such B/A Instrument to a Canadian Prime Rate Loan pursuant to clause (ii) of Section 11 of this Schedule XI, the unpaid amount due and payable shall be converted to a Canadian Prime Rate Loan made by the Canadian Revolving Lenders ratably under the applicable Tranche and shall bear interest calculated and payable as provided in Section 1.08 of the Credit Agreement. This conversion shall occur as of the due date and without any necessity for such Canadian Revolving Borrower to give any notice thereof.

     13. On any date on which a Bankers' Acceptance Loan is created, purchased, converted or continued, the Canadian Sub-Agent shall be entitled to net all amounts payable on such date by the Canadian Sub-Agent to a Canadian Revolving Lender against all amounts payable on such date by such Canadian Revolving Lender to the Canadian Sub-Agent.

Similarly, on any such date each Canadian Revolving Borrower hereby authorizes each Canadian Revolving Lender to net all amounts payable on such date by such Canadian Revolving Lender to the Canadian Sub-Agent for the account of such Canadian Revolving Borrower, against all amounts payable on such date by such Canadian Revolving Borrower to such Canadian Revolving Lender in accordance with the Canadian Sub-Agent's calculations.

     14. Except for the requirement to pay immediately upon acceleration of the Canadian Revolving Loans pursuant to Section 9 of the Credit Agreement, each
Canadian Revolving Borrower shall pay to the Canadian Sub-Agent an amount in Canadian Dollars equal to the Face Amount of each Bankers' Acceptance Loan requested by such Canadian Revolving Borrower on the maturity date thereof (notwithstanding that the Canadian Revolving Lender may be the holder of it at maturity).

Circumstances Making Bankers' Acceptances Unavailable.

     15. If, for any reason a market for bankers' acceptances does not exist at any time or the Canadian Revolving Lenders cannot for other reasons, after reasonable efforts, readily sell bankers' acceptances or perform their other obligations under this Agreement with respect to bankers' acceptances, in each case, as determined in good faith by the Administrative Agent or Canadian Sub-Agent acting reasonably and in respect of which the Administrative Agent or Canadian Sub-Agent shall have given notice to the Canadian Revolving Borrowers of the occurrence and particulars thereof, there is no market for Bankers' Acceptances, (i) the right of each Canadian Revolving Borrower to request a Bankers' Acceptance Loan shall be suspended until the circumstances causing a suspension no longer exist, (ii) any applicable Notice of Borrowing which is outstanding shall either: (x) be cancelled and the requested Bankers' Acceptance Loan shall not be made or (y) the Administrative Agent or Canadian Sub-Agent may, acting reasonably and taking into account any circumstances then affecting the Canadian Revolving Lenders and the availability of Loans, at the direction of such Canadian Revolving Borrower, deem the aforementioned Notice of Borrowing a Notice of Borrowing for Canadian Prime Rate Loans.

     16. The Administrative Agent or Canadian Sub-Agent shall promptly notify each Canadian Revolving Borrower of the suspension of such Canadian Revolving Borrower's right to request a Bankers' Acceptance Loan and of the termination of any suspension.


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